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                                                                    Exhibit 99.9
                          PAYLESS SHOESOURCE, INC.
                             PROFIT SHARING PLAN

                                INTRODUCTION

        Prior to April 1, 1996, Associates of Payless ShoeSource, Inc. ("Payless") were covered by The May Department Stores Company Profit Sharing Plan ("May Plan"). Effective April 1, 1996, Payless withdrew from and ceased to be a participating Employer in the May Plan, and established the Payless ShoeSource, Inc. Profit Sharing Plan. This Plan provides for (1) a Company Contribution in an amount to be determined by the Company's Board of Directors and allocated to eligible Plan Members and (2) if elected by the Member, a salary reduction amount Member contribution determined on either a before-tax or after-tax basis.

        Generally effective August 1, 1997, Payless amended and restated the Plan, primarily to establish a Company Matching Contribution based on Members' contributions, to institute automatic enrollment in before-tax contributions by Members, and to comply with certain changes in the law.

        Now, the Company and Payless Merger Corp., a Missouri corporation and wholly-owned subsidiary of Payless ShoeSource, Inc. (formerly Payless ShoeSource Holdings, Inc.), a Delaware corporation, are merging, pursuant to an Agreement and Plan of Merger among the Company, Payless Merger Corp. and Payless ShoeSource, Inc. (formerly Payless ShoeSource Holdings, Inc.) (the "Merger"), to be effective as of the date of the Merger (hereinafter the "Effective Time").

                                  SECTION 1

                                 DEFINITIONS

        1.01 ACCOUNTS means the Company Accounts and Member Accounts established under Section 6.

        1.02 AFTER-TAX CONTRIBUTIONS means Member Contributions which are not Before-Tax Contributions and which are made by the Member in accordance with
Section 4.01(a).

        1.03 ALLOCATION PAY AMOUNT means with respect to each eligible Member,
(a) one (1) times the amount of Pay as defined in Section 1.31 up to the Social Security Wage Base ("SSWB") for the Plan Year, plus (b) two (2) times the amount of such Pay in excess of the SSWB for the Plan Year. Notwithstanding any provision of this Section 1.02 or of Section 3.03 to the contrary, in no event shall the percentage of

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Members' Pay to be allocated for any year below the SSWB be less than fifty percent (50%) of the percentage of Pay allocated with respect to Members' Pay in excess of the SSWB, nor may the latter percentage of Pay (above the SSWB) exceed the former percentage of Pay (below the SSWB) by more than 5.7% (or such other percentage as may be the maximum permitted differential under Code
Section 401(1) from time to time).

        In determining each eligible Member's Allocation Pay Amount, only Pay received during the part of the Plan Year the Member is eligible for the Company Contribution feature of the Plan, pursuant to Section 2, shall be considered, and the SSWB to be applied for such Member shall be proportionally prorated if such eligibility is for less than a full Plan Year.

        Notwithstanding the foregoing, for the 1996 Plan Year, only Pay received after the Plan's Effective Date shall be considered and the SSWB shall be prorated accordingly.

        Further, notwithstanding the foregoing, with respect to any Plan Year for which applying the definition of Allocation Pay Amount set forth above would cause the allocation made pursuant to Section 3.03 to violate the permitted disparity limitations of Treas. Reg. Section 1.401(l)-2, Allocation Pay Amount shall be adjusted to permit Section 3.03 to operate in compliance with the limitations of Treas. Reg. Section 1.401(l)-2.

        1.04 ASSOCIATE means any person employed by an Employer who receives Pay from an Employer. The term Associate also may include, based upon the express written determination of the Company or the Committee, a U.S. citizen employed, at the request of the Company, by a member of the Group (defined in Section 1.20) to the extent such employee otherwise qualifies for membership under Section 2, in which case such Group member shall be deemed to be an "Employer" hereunder, as to such person or persons only. Employees in departments operated by others under lease or license shall be deemed Associates for the purposes of this Plan but only in those cases approved by the Committee in its discretion where the lessees or licensees shall have requested participation hereunder and shall have agreed in writing to assume their respective equitable proportions of the contributions payable to the Trustee as provided under this Plan. The term "Associate" shall not include
(i) any person covered under a collective bargaining agreement unless and until the Employer and the collective bargaining representatives so agree, (ii) any non-resident alien, and (iii) any "leased employee" within the meaning of Code
Section 414(n)(2).

        1.05 AUTHORIZED LEAVE OF ABSENCE means any leave of absence authorized by the Employer under rules established by the Employer.

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        1.06 BEFORE-TAX CONTRIBUTIONS means contributions which the Member elects (in accordance with Section 4.01(b)) to have the Employer make directly to the Plan on behalf of the Member, which election shall constitute an election under Code Section 401(k)(2)(A). The "Member's Before-Tax Contributions" shall refer to Before- Tax Contributions made to the Plan by the Employer on behalf of the Member.

        1.07 BENEFICIARY means the person or persons entitled under Section
9.02 to receive any payments payable under this Plan on account of a Member's death.

        1.08 BOARD means the Board of Directors of the Company.

        1.09 CODE means the Internal Revenue Code of 1986, as amended from time to time.

        1.10 COMMITTEE means the Retirement Committee comprised of three or more members as determined and appointed from time to time by the Board. On and after the date the Company is no longer a subsidiary of The May Department Stores Company, the Committee shall be comprised of the Compensation and Nominating Committee of the Board or such individuals as the Board shall otherwise designate.

        1.11 COMPANY means Payless ShoeSource, Inc., a Missouri corporation, provided that immediately after the Effective Time of the Merger, such term shall mean Payless ShoeSource, Inc. (formerly Payless ShoeSource Holdings, Inc.), a Delaware corporation, and any other organization which may be a successor to it.

        1.12 COMPANY ACCOUNTS means accounts reflecting the portion of each Member's interest in the Investment Funds which are attributable to Company Matching Contributions ("Company Matching Accounts") and to Company Profit Sharing Contributions ("Company Profit Sharing Accounts") and to any contributions made by an Employer under Prior Plans, as well as to any income and/or earnings attributable to such Company Contributions and Prior Plan contributions.

        1.13 COMPANY MATCHING CONTRIBUTIONS means contributions made by the Company or an Employer, based on a Member's Before-Tax and/or After Tax Contributions, pursuant to Section 3.02.

        1.14 COMPANY PROFIT SHARING CONTRIBUTIONS means discretionary contributions made by the Company or an Employer, based on Net Profits, pursuant to Section 3.01.

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        1.15 EFFECTIVE DATE originally meant April 1, 1996.  However, the effective date of this amendment and restatement of the Plan shall be the Effective Time of the Merger.

        1.16 EMPLOYER means the Company and, if authorized by the Company to participate herein, any subsidiary of the Company or any affiliated corporation, partnership or sole proprietorship which elects to participate herein including but not limited to Payless ShoeSource, Inc., a Missouri corporation and sponsor of the Plan immediately prior to the Merger.

        1.17 ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time.

        1.18 FIDUCIARY means the Trustee, each of the members of the Committee described in Section 13, and any investment manager designated pursuant to
Section 14.

        1.19 FISCAL YEAR means the Company's Fiscal Year.

        1.20 GROUP means the Company and any other company which is related to the Company as a member of a controlled group of corporations in accordance with Code Section 414(b), or as a trade or business under common control in accordance with Code Section 414(c). For the purposes of the Plan, for determining whether or not a person is an employee of the Group and the period of employment of such person, each such other company shall be included in the "Group" only for such period or periods during which such other company is a member with the Company of a controlled group or under common control.

        1.21 HOUR OF SERVICE means any hour for which an Associate (including a leased employee) is directly or indirectly compensated, or entitled to compensation, by the Employer or by any member of the Group, whether or not such Group member has adopted the Plan, for any of the following:

             (a) the performance of duties during the applicable computation period;

             (b) a period during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, Military
Service, or Authorized Leave of Absence;


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             (c)  a period for which back pay is awarded or agreed to, provided that no Hour of Service has been credited under subsection (a) or (b) with respect to the same period.

        Hours of Service and applicable computation periods shall be determined in accordance with the requirements of 29 C.F.R. Section 2530.200b.

        1.22 INVESTMENT FUND means any fund for investment of contributions as described in Section 5.01.

        1.23 MAY PLAN means The May Department Stores Company Profit Sharing
Plan.

        1.24 MEMBER means any person included in the membership of this Plan as provided in Section 2.

        1.25 MEMBER ACCOUNTS means the Member Before-Tax Accounts and the Member After-Tax Accounts.

        1.26 MEMBER AFTER-TAX ACCOUNTS means the Member Accounts with respect to a Member's After-Tax Contributions.

        1.27 MEMBER BEFORE-TAX ACCOUNTS means the Member Accounts with respect to a Member's Before-Tax Contributions.

        1.28 MEMBER CONTRIBUTIONS means the Member's Before-Tax Contributions and After-Tax Contributions.

        1.29 MILITARY SERVICE means any period of obligatory military service with the Armed Forces of the United States of America, or voluntary service in lieu of such obligatory service, provided that the Associate returns to active employment with the Employer within the period during which the Employer would be required to re-employ the Associate under Federal law. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified Military Service will be provided in accordance with Code Section 414(v).

        1.30 NET PROFITS means the consolidated net profits of the Company for any given Fiscal Year, determined by generally accepted accounting principles except that (i) no deduction or provision shall be made for any federal, state or other taxes measured by net income. nor for any contributions to the Trust or to any other pension or profit sharing plan, and (ii) there shall be excluded any proceeds from life insurance of which the Company is beneficiary (whether paid in a single sum or otherwise) and any gains or losses on the sale of capital assets. Such term shall also mean any

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accumulated and undistributed Net Profits (as defined in the preceding sentence) earned in prior Fiscal Years to the extent that such accumulated and undistributed Net Profits constitute surplus of the Company and its subsidiaries available for contributions hereunder.

        1.31 PAY means the aggregate of (i) all regular pay, commissions, overtime pay, cash incentives, and prizes and cash awards, plus (ii) amounts which the Associate elects to have the Employer contribute directly to the Plan on the Associate's behalf in accordance with Section 4.01(b). Pay shall include any amounts not otherwise includable in the Member's taxable income pursuant to Code Section 125. Pay shall not include amounts for a pension, a retirement allowance, a retainer or a fee under contract, deferred compensation (including amounts deferred under the Deferred Compensation Plan of The May Department Stores Company and the Deferred Compensation Plan of Payless ShoeSource, Inc.), severance pay, distributions from this Plan or items of extraordinary income including but not limited to amounts resulting from the exercise of stock options, spinoff cash, spinoff stock and restricted stock awards. Pay in excess of $150,000 shall be disregarded, although such amount shall be adjusted at the same time and in such manner as permitted under Code
Section 415(d).

        In determining the Pay of an Associate, the rules of Code Section 414(q)(6) shall apply, except that in applying such rules the term "family" shall include only the spouse of the Associate and any lineal descendants of the Associate who have not attained age 19 before the last day of the Plan Year. Notwithstanding the foregoing, effective January 1, 1997, the "family aggregation" rules of Code Section 414(a)(6) are repealed and of no further effect.

        1.32 PLAN means this Payless ShoeSource Inc.  Profit Sharing Plan.

        1.33 PLAN YEAR means a calendar year ending each December 31.

        1.34 PRIOR PLAN means either The May Department Stores Company Profit Sharing Plan, the Volume Shoe Corporation Profit Sharing Plan and such other qualified plan as may be so designated by the Committee.

        1.35 QUALIFIED DOMESTIC RELATIONS ORDER means a "qualified domestic relations order" as that term is defined in Code Section 414(p), provided that such order was entered on or after January 1, 1985.

        1.36 RETIREMENT means a Member's termination of employment on or after age 55 with at least five (5) Years of Service, as of which date the Member's benefit shall be nonforfeitable.

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        1.37 SOCIAL SECURITY WAGE BASE means, with respect to each Plan Year, the maximum amount of wages which are subject to tax in such year under the Federal Old Age, Survivors and Disability Insurance System.

        1.38 TOTAL AND PERMANENT DISABILITY or DISABILITY means the total incapacity of a Member for the continued performance of regular active employment with an Employer, which disability is expected to be permanent, as determined by the Committee, provided that a Member shall not be considered totally and permanently disabled for purposes of this Plan unless he qualifies for disability benefits under Title 11 of the Federal Social Security Act.

        1.39 TRANSFERRED ACCOUNTS means Member and Company Accounts transferred from the May Plan.

        1.40 TRUST AGREEMENT means the agreement or agreements provided for in
Section 14, as amended from time to time.

        1.41 TRUST FUND means all the assets of the Investment Funds, the assets of The May Department Stores Company Profit Sharing Plan merged into this Plan and any other assets which are held in one or more trusts by the Trustee or Trustees for the purposes of this Plan.

        1.42 TRUSTEE means the corporation(s), person or persons which may at any time be acting as Trustee or Trustees under the Trust Agreement.

        1.43 UNIT means one of the units representing an interest in an Investment Fund as provided in Section 6.03.

        1.44 UNIT VALUE means the value of each Unit in an Investment Fund as of the Valuation Date as determined pursuant to Section 6.04.

        1.45 VALUATION DATE means the last day of each calendar month or such other date or dates as may be established by the Committee from time to time.

        1.46 YEAR OF SERVICE for purposes of determining eligibility under
Section 2 means a year of employment during which the Associate has been paid for not less than 1,000 Hours of Service for an Employer. An Associate shall be credited with a year of employment on each anniversary date of his commencement of employment with an Employer. Periods of temporary illness, temporary layoff, Military Service, and Authorized Leaves of Absence shall not be deemed as breaking continuity of employment and shall be counted in determining Years of Service. The term "Year of Service" shall also include an employment year during which, except to the extent otherwise provided in Treasury Regulations, a "leased employee" within the meaning of

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Code Section 414(n) has been paid for not less than 1,000 Hours of Service for the Employer even though during such period the leased employee was not an Associate as defined in Section 1.04. The term "Year of Service" shall include any period required to be included by the Family and Medical Leave Act of 1993. The extent to which service with another organization, part or all of whose business operations are acquired by the Company (or by an Employer), shall be credited as "Years of Service" hereunder or as "Vesting Service" under Section
1.47 shall be determined by the Company or by the Committee on a case-by-case basis.

        1.47 VESTING SERVICE for purposes of determining a Member's vested interest under Section 6.09 is based on "elapsed time" and is to be determined in accordance with the following definitions:

             (a) "EMPLOYMENT COMMENCEMENT DATE" means the date upon which an Associate first performs an Hour of Service for the Employer.

             (b) "HOUR OF SERVICE" means an hour for which an Associate is paid or entitled to payment for the performance of duties for the Employer.

             (c) "PERIOD OF SERVICE" means a period beginning on the Associate's Employment Commencement Date (or Reemployment Commencement Date, as the case may be) and ending on his Severance from Service Date.

             (d)  "SEVERANCE FROM SERVICE DATE" means the earlier to occur of:

                  (i) the date upon which an Associate terminates employment with the Employer (either voluntarily or involuntarily), retires or dies; or

                  (ii) the first anniversary of the date upon which the Associate was first absent from service with the Employer (with or without pay) for any other reason (i.e., vacation, sickness, disability, leave of absence or layoff).

Notwithstanding the foregoing, the Severance from Service Date of an Associate who is absent from service with the Employer beyond the first anniversary of the first day of such absence on account of maternity or paternity (as described in Code Sections 410(a)(5)(E) or 411(a)(6)(E)) shall be the second anniversary of the first day of such absence; and the period of time between such first and second anniversaries shall not be treated as a Period of Service or as a Period of Severance.

             (e) "PERIOD OF SEVERANCE" means a period beginning on an Associate's Severance from Service Date and ending upon the Associate's Reemployment Commencement Date.

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             (f)  "REEMPLOYMENT COMMENCEMENT DATE" means the first date, following a Severance from Service Date, upon which the Associate performs an Hour of Service for the Employer.

             (g) "SERVICE SPANNING RULES." In determining whether or not an Associate has completed a twelve month Period of Service for purposes of vesting, the following Periods of Severance shall be treated as Periods of
Service:

                  (i) If an Associate terminates employment with the Employer (either voluntarily or involuntarily) or retires, and then performs an Hour of Service within the twelve month period beginning on the Severance from Service Date, such Period of Severance shall be treated as a Period of Service; and

                  (ii) If an Associate terminates employment with the Employer (either voluntarily or involuntarily) or retires during an absence from service of twelve months or less for any reason other than a termination or retirement, and then performs an Hour of Service within a period of twelve months from the date the Employee was first absent from service, the Period of Severance shall be treated as a Period of Service.

                                  SECTION 2

                                 MEMBERSHIP

        2.01 CONDITIONS OF ELIGIBILITY.

             (a) Each Associate who on the day before the original Effective Date of this Plan is a Member of or is eligible to be a Member of the May
Plan or who would be eligible to become a Member of the May Plan on April 1, 1996 if the Company had continued to be a participating Employer under the May Plan shall be a Member of this Plan entitled to make Member Contributions pursuant to Section 4 and eligible to share in Company Contributions pursuant to Section 3.

             (b) From the original Effective Date to July 31, 1997, each other Associate shall be eligible to become a Member of this Plan as follows:

                  (i) When an Associate has completed one Year of Service and attained age 21, he shall be eligible to make Member Contributions pursuant to Section 4 hereof, commencing on the later of (a) July 1, 1996, or (b) the first day of the month coincident with or following the date he has met these eligibility requirements.

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                  (ii) When an Associate has completed two Years of Service
        and attained age 21, he shall be eligible to share in Company Profit Sharing Contributions pursuant to Section 3 of this Plan, effective as of the first day of the month coincident with or following the date he satisfies the requirements of this subparagraph (ii).

             (c) Commencing August 1, 1997, each Associate shall be eligible to become a Member of the Plan when the Associate has completed one Year of Service and attained age 21, with membership to commence as of the first day of the month coincident with or following the date he has met these eligibility requirements. Such Associate shall be eligible:

                  (i)  to make Member Contributions pursuant to Section 4;

                  (ii) to share in Company Matching Contributions pursuant to
        Section 3.02;

                  (iii) to share in Company Profit Sharing Contributions, if any, pursuant to Section 3.01.

             (d) Effective January 1, 1998, each Associate who was eligible as of December 31, 1997, or who becomes eligible to become a Member thereafter, shall be deemed to have elected to make a three percent (3%) Before-Tax Contribution pursuant to Section 4.01(b), commencing with the first paycheck received on or after the later of January 1, 1998, or the first day of the month coincident with or following the date he met the foregoing eligibility requirements. Notwithstanding this "deemed" election, an Associate or Member may elect pursuant to procedures established by the Committee to not make, or to suspend making, said three percent (3%) automatic Before-Tax Contribution, or pursuant to Section 4.01(a) or (b) to make an After-Tax or a Before-Tax Contribution of an amount other than three percent (3%).

             (e) All Years of Service with an Employer and Years of Service with The May Department Stores Company ("May") while the Employer was part of the Group which included May are counted toward eligibility, provided that, if an Associate has a 1-year break in service before satisfying the Plan's condition of eligibility under Section 2.01(b)(i), service with an Employer or May before such break will not be taken into account. For the purposes of this
Section 2.01, "break in service" means a 12 consecutive month period during which the Associate does not complete more than 500 Hours of Service with the Employer, and/or May while part of the Group.

             (f) Effective January 1, 1997, Associates employed by the Company's Puerto Rican Subsidiaries and subject to the related "Appendix" hereto shall

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cease to be eligible for membership hereunder, but may participate, to the extent they are eligible, in any plan or plans maintained from time to time by the Company or by such Subsidiaries for the benefit of such Associates in Puerto Rico.

        2.02 NO DUAL MEMBERSHIPS. Notwithstanding anything in this Plan to the contrary, when and as an Employer is obligated, pursuant to an agreement with any group or association which represents an Associate, to contribute to any plan involving pensions or other qualified deferred compensation, such Associate shall not be eligible for membership in this Plan. If such Associate has Accounts in this Plan, such Accounts shall continue to be revalued as of each succeeding Valuation Date pursuant to Section 6.04.

        2.03 RE-EMPLOYMENT. A former Member who has retired or has otherwise terminated employment and is rehired shall become a Member on the first day of the calendar month coinciding with or next following the date of his rehire.

                                  SECTION 3

                            COMPANY CONTRIBUTIONS

        3.01 AMOUNT OF COMPANY PROFIT SHARING CONTRIBUTION. The Company or an Employer may contribute to the Trust, as of the end of each Plan Year, a percentage of the Company's Net Profits as a Company Profit Sharing Contribution. The amount of such contribution, if any, shall be determined by the Board of Directors in its discretion. Any such contribution shall be made as soon as practicable after the close of the Company's Fiscal Year.

        For the Plan Year ended December 31, 1996, the Company Profit Sharing Contribution shall be in an amount which is the sum of (a) 2 1/2% of Net Profits for the period May 5, 1996 through February 1, 1997 plus (b) an amount, in cash, necessary to provide each eligible Member who was a member of the May
Plan on March 31, 1996 and who was employed by the Employer on December 31, 1996, with a contribution allocation equal in value to the Company Matching Allocation he would have received under the May Plan applying the "effective matching rate" determined under the terms of the May Plan for the 1996 Plan
Year to the Member's Contributions made for January, February and March of 1996.

        For the Plan Year ended December 31, 1997, the Company Profit Sharing Contribution was made for the seven month period ended July 31, 1997, such that the total combined amount contributed to the Plan and to the Payless ShoeSource, Inc. Profit Sharing Plan for Puerto Rico Associates (the "Puerto Rico Plan") for such period was equal to 2 1/2% of Net Profits for the period February 2, 1997 through August 30, 1997. For the period August 1, 1997 through December 31, 1997, the Employer

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replaced the Company Profit Sharing Contribution with a Company Matching
Contribution such that the total combined amount contributed to the Plan and to the Puerto Rico Plan for such period was equal to 2 1/2% of Net Profits for the period August 31, 1997 through January 31, 1998.

        3.02 AMOUNT OF COMPANY MATCHING CONTRIBUTION. Effective August 1, 1997, and for Plan Years commencing thereafter, the Company shall, in its discretion, contribute to the Trust, as of the end of each Plan Year, a total combined amount as to this Plan and the Puerto Rico Plan equal to 2 1/2% of its Net Profits, until determined otherwise by the Board of Directors, in the form of a Company Matching Contribution. Such contribution may be made by an Employer, rather than by the Company, as to that Employer's participating Associates. The total amount of such contribution shall be allocated in proportion to the amount that each Member's Contributions under Sections 4.01(a) and (b), up to a total of 5% of such Member's Pay, bears to the total amount of all Member Contributions up to 5% of such Members' Pay. Such Company Matching Contribution shall be determined and paid to the Trustee as soon as practicable after the close of each Fiscal Year.

        For the Plan Year ended December 31, 1997, the total Company Matching Contribution to this Plan and to the Puerto Rico Plan was a combined amount equal to 2 1/2% of Net Profits for the period August 31, 1997 through January 31, 1998.

        3.03 ALLOCATION OF COMPANY CONTRIBUTIONS. The Company Contributions shall be allocated only to the Company Accounts of Members who are employed by the Employer on the last day of the Plan Year and on behalf of Members whose employment has terminated during the Plan Year by reason of Retirement, death or Disability. Company Profit Sharing Contributions shall be credited to eligible Members' Company Profit Sharing Contribution Accounts. Company Profit Sharing Contributions allocated prior to or as of July 31, 1997 shall be fully vested; Company Profit Sharing Contributions allocated thereafter shall be subject to the vesting provisions of Section 6.09. Company Matching Contributions shall be allocated, based on a Member's Contributions up to 5% of Pay, to the Member's Company Matching Contribution Account, subject to the vesting provisions of Section 6.09 and to the withdrawal penalty provisions of
Section 8.02(a). No Company Matching Contribution shall be made with respect to a Member Before-Tax Contribution in excess of the Code Section 402(g) limit, as revised from time to time.

        3.04 PROFIT SHARING ALLOCATION FORMULA. The Company Profit Sharing Contribution, if any, shall be allocated to all Members eligible to share in the contribution according to the ratio that each Member's Allocation Pay Amount for the Plan Year bears to the total Allocation Pay Amount for all eligible Members for the Plan Year.

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        Notwithstanding the foregoing paragraph, for the Plan Year ended
December 31, 1996, the allocation made to the Company Profit Sharing Contribution Account of each eligible Member who was a Member of the May Plan on March 31, 1996 and who was employed by the Employer on December 31, 1996, shall be the sum of (a) the amount determined applying the allocation formula set forth in the preceding paragraph for Members who made Member Contributions under the May Plan during January, February and March of 1996, and, (b) an amount equal in value to the Company Matching Allocation such Member would have received under the May Plan applying the "effective matching rate" determined under the terms of the May Plan for the 1996 Plan Year to the Member's Contributions made for January, February and March of 1996. For the Plan Year ended December 31, 1997, the allocation made to the Company Profit Sharing Contribution Account of each eligible Member who was employed by the Employer on December 31, 1997 shall be the amount determined applying the allocation formula set forth in the preceding paragraph for Members eligible during January, February, March, April, May, June and July of 1997, based on the Allocation Pay of all such Members during said period. The amounts of such contributions shall be subject to applicable limitations, if any, imposed by the Code.

        In no event shall an allocation be made under Sections 3.03 or 3.04 in excess of an amount permitted by Code Section 401(a)(4) and the Regulations pursuant thereto.

        3.05 INVESTMENT OF THE COMPANY CONTRIBUTION. The amounts allocated to each Member pursuant to Section 3.03 shall be credited to his Company Accounts and invested in one or more of the Investment Funds described in Section 5.01 and in the percentages designated by the Member in the investment election filed pursuant to Section 5.02 effective for the most recent December 31.

        3.06 RETURN OF COMPANY CONTRIBUTIONS.

             (a) If a Company Contribution is made to the Trust because of a good faith mistake of fact, then, within one year of the date of payment of such Company or Employer contribution to the Trust, the Company or Employer shall have the right (i) to recover an amount equal to the excess of (A) the amount of such Company or Employer contribution over (B) the amount that would have been contributed had a mistake of fact not occurred, or (ii) to allow all or a portion of such amount to remain in the Plan, to be forfeited and applied to or allocated with other forfeitures at the end of such Plan Year.

             (b) Each contribution made to the Trust shall be made on the condition that it is currently deductible by the Company or Employer under Code
Section 404 for the taxable year with respect to which the contribution is made. If a contribution subsequently is determined, whether in whole or in part, not to be currently deductible as provided in the preceding sentence, then, within one year of the date of disallowance of the deduction of such Company Contribution, an amount equal to the disallowed deduction shall be returned to the Company or Employer.

             (c)  Earnings attributable to a contribution that is returned
pursuant to Subsection (a) or (b)    above shall not be withdrawn, but losses
attributable thereto shall reduce the amount returned to the Company or Employer.

                                  SECTION 4

                            MEMBER CONTRIBUTIONS

        4.01 PROCEDURE FOR MAKING CONTRIBUTIONS.

             (a) AFTER-TAX CONTRIBUTIONS. Subject to the limitations set forth in Sections 4.02, 4.03, 4.04 and 4.05, each Member may contribute to the Plan an amount equal to not less than 1% nor more than 15% (in whole percentage points) of his Pay, or beginning July 1, 1996, a flat dollar amount of not less than $2.00 and not more than $10.00 per Pay period, as he shall have designated pursuant to procedures established by the Company (which may establish lower permissible After-Tax Contributions for Highly Compensated Employees); provided, however, that a Member shall not contribute, or elect to have contributed on his behalf, amounts with respect to Pay received by him after the close of the calendar year during which his employment terminates and further provided that any Before-Tax Contributions made on behalf of the Member shall reduce, by the percentage or dollar amount which he elects to have contributed pursuant to Section 4.01(b)(i), the percentage or dollar amount of Pay that the Member may contribute pursuant to this Section 4.01(a).

             (b)  BEFORE-TAX CONTRIBUTIONS.   (i)   Subject to the limitations
       set forth below, each Member may elect that his Employer shall contribute directly to the Trust Fund an amount equal to a whole percentage of his Pay, not less than 1% nor greater than such percentage as may be determined from time to time by the Company, or beginning July 1, 1996, a flat dollar amount of not less than $2.00 and not more than $10.00 per Pay period, which amount shall be his Before-Tax Contribution. The maximum Before-Tax Contribution by a Member determined to be a Highly Compensated Employee under Section 4.02, for the Plan Year in question, may be further restricted or limited by the Company or Committee from time to time.

                  (ii) Commencing January 1, 1998, pursuant to Section 2.01(d), each eligible Member shall be deemed to have elected to make a three percent (3%) Before-Tax Contribution, unless the Member elects otherwise in accordance with procedures established by the Committee.

             (c) Notwithstanding any election in accordance with Section 4.01(b), if the Committee at any time determines that all or any portion of the Member's Before-Tax Contributions should be treated as After-Tax Contributions in order for the Before-Tax Contribution provisions of the Plan to quality as a "qualified cash or deferred arrangement" for purposes of Code Section 401(k), or if the Actual Deferral Percentage standards set forth in Code Section 401(k)(3) are not met at the end of the Plan Year; then the Committee, in its sole and absolute discretion, (i) may, in accordance with Section 4.02(b) below, limit the amount which shall be contributed by the Employer as Before-Tax Contributions after the date of such determination on behalf of all or any portion of the Members and (ii) may, except with respect to situations in which Section 4.01(h) applies, (and prior to March 15 of the calendar year following the Plan Year in which such contributions are made) declare all or such portion of the Before-Tax Contributions theretofore or thereafter made on behalf of all or a portion of the Members to be After-Tax Contributions.

             (d) The Employer shall (i) deduct a Member's After-Tax Contributions from the Pay of the Member in such installments as the Employer my deem appropriate, (ii) contribute a Member's Before-Tax Contributions on behalf of the Member, and (iii) reduce the Pay that is paid to the Member directly in cash by an amount equal to the Member's Before-Tax Contributions in such installments as the Employer shall deem appropriate. The amounts so deducted and so contributed shall be paid by the Employer to the Trustee not later than 15 days following the end of the month with respect to which such amounts are to be so deducted and contributed or within such shorter period of time as may be designated under the Code, ERISA or related regulations. The Employer may, from time to time, make estimated contribution payments to the Trustee during each month.

             (e) Effective with the first payroll period paid in any calendar month, or as of such other effective time as may be determined by the Committee, a Member may elect to change the rate of his After-Tax Contributions to any other rate permitted by Subsection (a) of this Section 4.01 and may elect to change the amount to be contributed by the Employer directly to the Trust Fund as Before-Tax Contributions to an amount equal to an amount permitted by Subsection (b) of this Section 4.01 with respect to such contributions to be made after the effective date of the election, pursuant to procedures established by the Committee.

             (f) Not later than 15 days prior to the beginning of a payroll period of a Member, or not later than such other date as may be determined by the Committee, such Member may elect, pursuant to procedures established by the Committee, (i) to suspend making After-Tax Contributions and (ii) that the Employer should suspend making Before-Tax Contributions on his behalf, all as of the beginning of such payroll period. As of the first day of any calendar month after the date of such suspension(s) and with at least 15 days' prior notice, or as of such other date and with such notice as may be determined by the Committee, such Member may elect
(i) to resume making After-Tax Contributions and (ii) that the Employer shall resume making Before-Tax Contributions on his behalf, by indicating any amount of contributions permitted under Subsection (a) and designating an amount equal to any amount of Pay as Before-Tax Contributions that is permitted under Subsection (b) hereof.

             (g) Contributions pursuant to this Section 4.01 shall be credited to Member Accounts.

             (h) Notwithstanding any election in accordance with paragraph (b) of this Section 4.01, the total amount of a Member's Before-Tax Contributions and other contributions made by the Member under Code Section 401(k) to another plan qualified under Code Section 401(a) for any calendar year shall not exceed $9,500 (as adjusted from time to time by the Secretary of the Treasury or his delegate, pursuant to Code Section 415(d)). If any Member may reach the $9,500 limit (as adjusted) the Committee can direct that all or any portion of such Member's Contributions during such year shall be After-Tax Contributions regardless of such Member's elections pursuant to Sections 4.01(a) and 4.01(b).

        4.02 LIMITATIONS ON BEFORE-TAX CONTRIBUTIONS.

             (a) Notwithstanding the foregoing provisions of this Section 4, the Committee shall limit the amount of Before-Tax Contributions made on behalf of each "Highly Compensated Employee" (as hereinafter defined) to the extent necessary to ensure that either of the following tests is satisfied:

                  (i) The "Actual Deferral Percentage" (as hereinafter defined) of the group of eligible Highly Compensated Employees is not more than the Actual Deferral Percentage of all other eligible Associates ("non-Highly Compensated Employees") multiplied by 1.25; or

                  (ii) The excess of the Actual Deferral Percentage for the group of eligible Highly Compensated Employees over that of all other eligible Associates is not more than two percentage points, and the Actual Deferral Percentage for the group of eligible Highly Compensated Employees is not more than the Actual Deferral Percentage of all other eligible Associates multiplied by 2.0.

                  (iii) Effective January 1, 1997, the Actual Deferral Percentage for non-Highly Compensated Employees used in satisfying the tests set forth in (i) and/or (ii) above may be, for any Plan Year, the Actual Deferral Percentage for non-Highly Compensated Employees for the immediately preceding Plan Year, as determined by the Company in the manner permitted by law.

        For the purposes of this Section 4.02, Section 4.04 and Section 4.05, "eligible" means eligible to be a Member of this Plan pursuant to Section 2.01(b)(1).

        For purposes of Sections 4.02, 4.04 and 4.05, the term "Highly Compensated Employee" shall be determined in accordance with Code Section 414(q) and with such rules and regulations as shall be promulgated by the Internal Revenue Service thereunder and shall mean an Associate who, at any time during such Plan Year or the preceding Plan Year (i) was a 5% owner (as defined in Code Section 416(i)(1)) with respect to an Employer, (ii) earned more than $66,000 of "compensation," (as defined in Code Section 414(q)(7)) and was among the "top-paid group" (as defined in Code Section 414(q)(4)), (iii) earned more than $100,000 of "compensation," or (iv) was one of the fifty highest-paid officers who earned more than $60,000 of "compensation" (or, if greater, 50% of the defined benefit plan dollar limit in effect under Code
Section 415(b)(1)(A) with respect to such year). For purposes of Sections 4.02, 4.04 and 4.05, the $66,000 and $100,000 amounts are to be indexed at the same time and in the same manner as is the dollar limit applicable to defined benefit plans under Code Section 415. Notwithstanding any other provision of this Plan, the Committee may prescribe that a "Highly Compensated Employee" shall be determined under the calendar year election method described in Treasury Regulation 1.414(q) 1T, Q&A 14(b). Such election, if made, shall apply to all other plans maintained by an Employer that are qualified under Code Section 401(a).

        Notwithstanding any provision of this Section 4 to the contrary, effective January 1, 1997, the term "Highly Compensated Employee" shall be limited to an Associate who (i) is a 5% owner of an Employer (as determined above) in the current or preceding Plan Year or (ii) had "compensation" in the preceding Plan Year greater than $80,000 (as indexed in the manner described above) and was among the "top paid group."

             (b)  Notwithstanding the provisions of the foregoing paragraph,

                  (i) In the case of the Plan Year for which the relevant determination is being made, an Associate not described in subparagraph
        (ii), (iii) or (iv) of the foregoing paragraph for the preceding calendar year (without regard to this subparagraph (b)) shall not be treated as being described in subparagraph (ii), (iii) or (iv) above unless such Associate is a member of the group consisting of the 100 Associates paid the greatest "compensation" during the Plan Year for which such determination is being made; and

                  (ii) A former Associate shall be treated as a Highly Compensated Employee if (A) such Associate was a Highly Compensated

        Employee when such Associate separated from service, or (B) such Associate was a Highly Compensated Employee at any time after attaining age 55.

                  (iii) For purposes of this Section 4.02, the term "Actual Deferral Percentage" shall mean, for a specified group of Associates for a Plan Year, the average of the ratios (calculated separately for each person in such group) of

                        (A)  The aggregate of the Before-Tax Contributions
            (and such other contributions which, in accordance with applicable rules and regulations promulgated by the Internal Revenue Service, may be aggregated with such Before-Tax Contributions for purposes of demonstrating compliance with the requirements of Code Section 401(k)(3)) which are actually payable to the Trust on behalf of each such Associate, to

                        (B) Such Associate's compensation (as determined under Code Section 414(s)) for such Plan Year.

        In the event it is determined prior to any payroll period that the amount of Before-Tax Contributions elected to be made thereafter would cause the limitation prescribed in this Section 4.02 to be exceeded, the amount of Before-Tax Contributions allowed to be made on behalf of Highly Compensated Employees (and/or such other Members as the Committee may prescribe) shall be reduced to a rate determined by the Committee, and any elections of future Before-Tax Contributions which exceed the rate determined by the Committee shall be deemed to be After-Tax Contributions for the remainder of the Plan Year, notwithstanding the limitations on contribution rate changes in Section 4.01(e). Except as is hereinafter provided, the Members to whom such reduction is applicable and the amount of such reduction shall be determined pursuant to such uniform and nondiscriminatory rules as the Committee shall prescribe.

             (c) Notwithstanding the provisions of the foregoing paragraph, with respect to any Plan Year in which Before-Tax Contributions on behalf of Highly Compensated Employees exceed the applicable limit set forth in this
Section 4.02, the Committee shall reduce the amount of the excess Before-Tax Contributions made on behalf of the Highly Compensated Employees (by reducing such contributions in order of Actual Deferral Percentages beginning with the highest), and shall distribute such excess Before-Tax Contributions (along with earnings attributable to such excess Before-Tax Contributions, as determined pursuant to such rules and regulations as shall be prescribed by the Internal Revenue Service) to the affected Highly Compensated Employees as soon as practicable after the end of such Plan Year, and in all events prior to the end of the next following Plan Year. Effective January 1, 1997, any excess Before-Tax Contributions to be returned to Highly Compensated Employees shall be calculated (i.e., reduced) and distributed by first reducing the Before-Tax Contributions of the Highly Compensated Employees with the largest dollar amount(s) of Before-Tax Contributions (rather than with the highest Percentage(s)). In lieu of such distribution of excess Before-Tax Contributions, the Committee may, to the extent permitted by applicable rules and regulations (and (a) except with respect to situations in which Section
4.01 (h) applies, and (b) prior to March 15 of the calendar year following the Plan Year in which such contributions are made), recharacterize as After-Tax Contributions for such Plan Year all or a portion of the Before-Tax Contributions for Members who are Highly Compensated Employees to the extent necessary to comply with the applicable limit set forth in this Section 4.02.

             (d) Notwithstanding any provision of Sections 4.02(c) to the contrary, if Before-Tax Contributions on behalf of Highly Compensated Employees in excess of the applicable limit set forth in Section 4.02 either are distributed or are recharacterized, any Company Matching Allocation which would have been attributable to the amounts distributed or recharacterized shall be held unallocated in a suspense account and, as of the end of the Plan Year, forfeited and added to and allocated with Company Contributions in the next following Plan Year.

        4.03 DISTRIBUTIONS OF EXCESS DEFERRALS.

             (a) Notwithstanding any other provision of the Plan, Excess Before-Tax Deferrals (as hereinafter defined) and earnings allocable thereto as determined pursuant to such rules and regulations as are prescribed by the Internal Revenue Service, may be distributed no later than April 15 to Members who claim such allocable Excess Before-Tax Amounts (which shall be the "Excess Before-Tax Deferrals" plus earnings, if any) for the preceding calendar year.

             (b) For purposes of this Section 4.03, "Excess Before-Tax Deferral" means the amount of elective deferrals (within the meaning of Code Section 402(g)(3)) which is a Member Contribution under Section 4.01 for a calendar year that the Member allocates to this Plan pursuant to the claim procedure set forth in subsection 4.03(c) hereof.

             (c) The Member's claim shall be in writing; shall be submitted to the Committee no later than April 1; shall specify the amount of the Member's Excess Before-Tax Deferral for the preceding calendar year; and shall be accompanied by the Member's written statement that if such amounts are not distributed, the Excess Before-Tax Deferrals, when added to amounts deferred under other plans or arrangements described in Code Sections 401(k), 408(k) or 403(b), exceeds the limit imposed on the Member in accordance with the applicable provisions of the Code for the year in which the deferral occurred.

             (d) Notwithstanding any provision of Sections 3 or 4 to the contrary, any Company Matching Allocation which would have been attributable to an Excess Before-Tax Deferral distributed to a Member under Section 4.02(a) shall not be retained or distributed, but shall be held unallocated in a suspense account and, as of the end of the Plan Year, forfeited and added to and allocated with Company Contributions in the next following Plan Year.

        4.04 LIMITATIONS ON AFTER-TAX CONTRIBUTIONS.

             (a) Notwithstanding the foregoing provisions of this Section 4, the Committee shall limit the amount of After-Tax Contributions made by or on behalf of each eligible "Highly Compensated Employee" (as hereinafter defined) to the extent necessary to ensure that either of the following tests is satisfied:

                  (i) The "Actual After-Tax Contribution Percentage" (as hereinafter defined) for the group of Highly Compensated Employees is not more than the Actual After-Tax Percentage of all other eligible Associates multiplied by 1.25; or

                  (ii) The excess of the Actual After-Tax Contribution Percentage for the group of eligible Highly Compensated Employees over that of all other eligible Associates is not more than two percentage points, and the Actual After-Tax Contribution Percentage for the group of eligible Highly Compensated Employees is not more than the Actual After-Tax Contribution Percentage of all other Associates multiplied by 2.0.

                  (iii) Effective January 1, 1997, the Actual After-Tax Contribution Percentage for non-Highly Compensated Employees used in satisfying the tests set forth in (i) and/or (ii) above may be, for any Plan Year, the Actual After-Tax Contribution Percentage for non-Highly Compensated Employees for the immediately preceding Plan Year, as determined by the Company in the manner permitted by law.

             (b) For purposes of this Section 4.05(a), the term "Actual After-Tax Contribution Percentage" shall mean, for a specified group of Associates, the average of the ratios (calculated separately for each person in such group) of

                  (i) The aggregate of the After-Tax Contributions (and such other contributions which, in accordance with applicable rules and regulations promulgated by the Internal Revenue Service, may be aggregated with such After-Tax Contributions for purposes of demonstrating compliance with the requirements of Code Section 401(m)(2)) which are actually payable to the Trust by or on behalf of each such Associate, to

                  (ii)  Such Associate's compensation (as determined under Code
        Section 414(s)) for such Plan Year.

             (c) In the event it is determined prior to any payroll period that the amount of After-Tax Contributions to be made thereafter would cause the limitation prescribed in this Section 4.04 to be exceeded, the amount of such contributions allowed to be made by or on behalf of Highly Compensated Employees (and/or such other Members as the Committee may prescribe) shall be reduced, notwithstanding the limitations on contribution rate changes in
Section 4.01(e). Except as is hereinafter provided, the Members to whom such reduction is applicable and the amount of such reduction shall be determined pursuant to such uniform and nondiscriminatory rules as the Committee shall prescribe.

             (d) Notwithstanding the foregoing paragraph, with respect to any Plan Year in which After-Tax Contributions made by or on behalf of Highly Compensated Employees exceed the applicable limit set forth in this Section 4.04(a), the Committee shall reduce the amount of the excess After-Tax Contributions made by or on behalf of the Highly Compensated Employees (by reducing such contributions in accordance with such rules and regulations as the Internal Revenue Service shall prescribe) in the order of the Actual After-Tax Contribution Percentages of such Highly Compensated Employees and beginning with the highest, but only to the extent necessary to comply with the limitations, and shall distribute such excess After-Tax Contributions (along with earnings attributable to such excess contributions, as determined pursuant to such rules and regulations as shall be prescribed by the Internal Revenue Service) to the affected Highly Compensated Employees as soon as practicable after the end of such Plan Year, and in all events prior to the end of the next following Plan Year. Effective January 1, 1997, any excess After-Tax Contributions to be returned to Highly Compensated Employees shall be calculated (i.e., reduced) and distributed by first reducing the After-Tax Contributions of the Highly Compensated Employees with the largest dollar amount(s) of After-Tax Contributions (rather than the highest percentages).

        4.05 LIMITATIONS ON COMPANY MATCHING CONTRIBUTIONS.

             (a) Notwithstanding the foregoing provisions of Sections 3.02 or this Section 4, the Committee shall limit the amount of Company Matching Contributions allocated on behalf of each eligible Highly Compensated Employee to the extent necessary to ensure that either of the following tests is satisfied:

                  (i) The "Actual Matching Contribution Percentage" (as hereinafter defined) for the group of Highly Compensated Employees is not more than the Actual Matching Contribution Percentage of all other eligible Associates multiplied by 1.25; or

                  (ii) The excess of the Actual Matching Contribution Percentage for the group of eligible Highly Compensated Employees over that of all other eligible Associates is not more than two percentage points, and the Actual Matching Contribution Percentage for the group of eligible Highly Compensated Associates is not more than the Actual Matching Contribution Percentage of all other Associates multiplied by 2.0.

                  (iii) Effective January 1, 1997, the Actual Matching Contribution Percentage for non-Highly Compensated Employees used in satisfying the tests set forth in (i) and/or (ii) above shall be, for any Plan Year, the Actual Matching Contribution Percentage for non-Highly Compensated Employees for the immediately preceding Plan Year, unless elected otherwise by the Company in the manner permitted by law.

             (b) For purposes of this Section 4.05, the term "Matching Contribution" shall mean any portion of the Company Contribution deemed to be a matching contribution under Section 3.02, allocated to the Accounts of Members for a Plan Year.

             (c) For purposes of this Section 4.05, the term "Actual Matching Contribution Percentage" shall mean, for a specified group of Associates, the average of the ratios (calculated separately for each person in such group) of

                  (i) The aggregate of the Matching Contribution on behalf of each such Associate, to

                  (ii)  Such Associate's compensation (as determined under Code
        Section 414(s)) for such Plan Year.

             (d) With respect to any Plan Year in which Matching Contributions on behalf of Highly Compensated Employees exceed the applicable limit set forth in this Section 4.05(a), the Committee shall reduce the amount of the excess Matching Contribution on behalf of the Highly Compensated Employees (by reducing such amounts in accordance with such rules and regulations as the Internal Revenue Service shall prescribe) in the order of the Actual Matching Contribution Percentages of such Highly Compensated Employees and beginning with the highest, but only to the extent necessary to comply with the limitations, and shall distribute such excess Matching Contribution (along with earnings attributable to such excess allocations, as determined pursuant to such rules and regulations as shall be prescribed by the Internal Revenue Service) to the affected Highly Compensated Employees as soon as practicable after the end of such Plan Year, and in all events prior to the end of the next following Plan Year, so long as such distribution is in accordance with the rules and regulations governing Code Section 401(m). Notwithstanding the foregoing, effective January 1, 1997, any excess Matching Contributions to be returned to Highly Compensated Employees shall be calculated (i.e., reduced) and distributed by first reducing the Company Matching Contributions of the Highly Compensated Employees with the largest dollar amount(s) of Matching Contributions (rather than the highest Matching Contribution Percentages).

        4.06 AGGREGATE LIMITATIONS.

             (a) To the extent required under Code Section 401(m) or Regulations thereunder, Company Matching Contributions and Member After-Tax Contributions shall be aggregated on a Member by Member basis and the "Actual After-Tax Contribution Percentage" test under Section 4.04 and the "Actual Matching Contribution Percentage" test under Section 4.05 in effect shall be performed on a combined basis.

             (b) The Secretary of the Treasury may impose, and the Plan shall comply with, Regulations to prevent the multiple use of the limitations in
Section 4.02(b)(i) and (ii) above and in Sections 4.04 and 4.05 also above with respect to contributions by or on behalf of Highly Compensated Employees provided, however, that in lieu of such limitations (which are also contained in Code Sections 401(k)(3)(A)(ii)(II) and 401(m)(2)(A)(ii)), the Plan may elect to satisfy any alternate, combined or multiple use limitations permitted under such Regulations.

             (c) In furtherance of the foregoing and any other provision of the Plan to the contrary notwithstanding, the provisions of this Section 4.06 shall apply with respect to a Plan Year if the conditions of both (i) and (ii) below are met:

                  (i) the sum of (1) the "Actual Deferral Percentage" (as defined in Section 4.02(b)), (2) the "Actual After-Tax Contribution Percentage" (as defined in Section 4.04) and (3) the "Actual
        Matching Contribution Percentage" (as defined in Section 4.05(b)) for the group of eligible Associates who are Highly Compensated Employees exceeds the "Aggregate Limit" (as hereinafter defined), and

                  (ii) both (1) the Actual Deferral Percentage for the group of eligible Associates who are Highly Compensated Employees exceeds 125% of the Actual Deferral Percentage of all other eligible Associate and (2) the combined Actual After-Tax Contribution Percentage and Actual Matching Contribution Percentage of such group of Highly Compensated Employees exceeds 125% of the combined Actual After-Tax Contribution
        Percentage and Actual Matching Contribution Percentage of all such other Associates.

        The term "Aggregate Limit" means the greater of the sum of (i) and (ii) below or the sum of (iii) and (iv) below:

                  (i) 125% of the greater of (1) the Actual Deferral Percentage of the group of eligible Associates who are not Highly Compensated Employees, or (2) the combined Actual After-Tax and Matching Contribution Percentage of the group of eligible Associates who are not Highly Compensated Employees, and

                  (ii) two plus the lesser of (i)(1) or (i)(2) above (but in no event more than 200% of the lesser of (i)(1) or (i)(2) above).

                  (iii) 125% of the lesser of (1) the Actual Deferral Percentage of the group of eligible Associates who are not Highly Compensated Employees, and

                  (iv) two plus the greater of (iii)(1) or (iii)(2) above (but in no event more than 200% of the greater of (iii)(1) or (iii)(2) above).

        If the Actual Deferral Percentage and/or combined Actual After-Tax Contribution and Actual Matching Contribution Percentage for the group of eligible Associates who are Highly Compensated Employees, determined after any corrective distribution or recharacterization of excess amounts in accordance with the provisions of Section 4.02(b) and 4.04 have been effectuated, exceed an amount which would cause the limits set forth in the foregoing provisions of this Section 4.06 to be exceeded, first the amount of After-Tax Contributions then the amount of Company Matching Contributions and then the amount of Before-Tax Contributions shall be reduced, in the same manner and at the same time as such contributions are reduced in accordance with Sections 4.02(b) and 4.04, but only to the extent necessary to bring the Plan into compliance with the applicable limits set forth in this Section 4.06.

                                  SECTION 5

                            INVESTMENT PROVISIONS

        5.01 INVESTMENT FUNDS.

             (a) There shall be established as part of the Trust Fund a reasonable range of investment options which may include a money market or stable value fund, a fixed income fund, a common stock fund, a Payless Common Stock Fund and a May Common Stock Fund. The May Common Stock Fund shall not be available for investment of new contributions after May 4, 1996, and shall be eliminated entirely as an investment option not later than December 31, 1997. If, on or before December 31, 1997, a Member has failed to direct the reinvestment of amounts in his May Common Stock Fund, he shall be deemed to have elected to have such amounts invested in the money market or stable value fund. The Committee may from time to time, in its discretion, change, delete or add Investment Funds available within the Trust Fund; provided that unless and until the Plan is amended accordingly, the Plan shall continue to provide a Payless Common Stock Fund as an investment option. Effective immediately following the Merger, a reference to the "Payless Common Stock Fund" and to "Payless Stock" shall be deemed to be a reference to a fund invested in, and shares of common stock of, the Company rather than a reference to Payless ShoeSource, Inc., a Missouri corporation and the sponsor of the Plan immediately prior to the Merger.

             (b) Income from and proceeds of sales of investments in each Investment Fund shall be reinvested in the same Investment Fund. Any income or other taxes payable with respect to a Fund shall be charged to such Fund.

             (c) A Trustee may, from time to time, make temporary investments in short term obligations of the United States Government, commercial paper, or other investments of a short term nature, pending investment in an Investment Fund.

        5.02 INVESTMENT DIRECTION.

             (a) A Member may elect that his Member Contributions for each calendar month be invested in 1% increments totaling 100% in one or more of the Investment Funds. Such election must be made with at least one day notice prior to each calendar month or prior to membership in the Plan, pursuant to procedures prescribed by the Committee, or on such other date and subject to other conditions as may be determined by the Committee. Such election shall be effective until and unless a Member makes a different election for any period, but only as provided for under Subsection 5.02(b) and Subsection 5.02(c). If the Member fails to file a timely initial investment election, he shall be deemed to have elected to have 100% of his Member Contributions and his Company Profit Sharing Contributions invested in the Money Market Fund (or such other stable, fixed income investment as may be determined by the Committee) and 100% of his Company Matching Contributions in the Payless Common Stock Fund.

        For the Plan Year ended December 31, 1996 and until such time as the Committee determines otherwise and so notifies Members, a Member's share of any Company Contributions, when allocated as of Plan Year-end, shall be invested in the same Investment Funds in the same proportions as the Member has elected in connection with investment of his Member Contributions at such Plan Year-end.

             (b) A Member may change his election with respect to future Member and Company Contributions effective with the first payroll period paid in each calendar month with at least one day prior written notice to the Committee pursuant to procedures prescribed by the Committee, or on such other date and subject to other conditions as may be determined by the Committee and may not change his election in any other manner except as provided in Subsection 5.02(c).

             (c) Effective as of the last day of each calendar month with at least one day prior notice to the Committee, or as of such other date determined by the Committee, and pursuant to procedures prescribed by the Committee, a Member may elect to have any or all of the value in any of the Investment Funds which are credited to his Member and/or Company Accounts transferred and invested in any one or more of the Investment Funds under
Section 5.01.

                                  SECTION 6

                                  ACCOUNTS

        6.01 MEMBER ACCOUNTS. The Committee shall maintain or cause to be maintained for each Member under each Investment Fund in which his Member Contributions are invested separate Member Accounts which shall reflect the portion of his interest in such Investment Fund which is attributable to his contributions. The Member's After-Tax Contributions shall be credited to a separate Member After-Tax Account. The Member's Before-Tax Contributions shall be credited to a separate Member Before-Tax Account.

        6.02 COMPANY ACCOUNTS. The Committee shall maintain or cause to be maintained for each Member under each Investment Fund in which his Company Contributions are invested separate Company Accounts which shall reflect the portion of his interest in such Investment Fund which is attributable to Company Contributions, as well as to contributions made by an Employer under Prior Plans and to any income or earnings attributable to such Company Contributions and Prior Plan contributions.

The Member's Company Matching Contributions shall be credited to a separate Company Matching Contribution Account. The Member's Company Profit Sharing Contribution, if any, shall be credited to a separate Company Profit Sharing Contribution Account.

        6.03 MAINTENANCE OF ACCOUNTS. For the purposes of maintaining Accounts pursuant to this Section 6, each Investment Fund, shall be divided into Units, and the Interest of each Member in such Investment Fund shall be evidenced by the number of Units in such Investment Fund credited to his Accounts.

        6.04 VALUATION OF ACCOUNTS. As of each Valuation Date the Committee shall determine the value of a Unit in each Account by dividing the current market value of all property in each such Account as of such Valuation Date (after deducting any expenses or other amounts including withdrawals property chargeable against such Account) by the number of Units then outstanding to the credit of all Members in each such Account.

        6.05 MEMBER STATEMENTS. The Committee shall furnish or cause to be furnished to each Member a statement of his Company and Member Accounts, at least once each year, or more frequently if required by applicable law.

        6.06 SHARES OF THE MAY DEPARTMENT STORES COMPANY ("MAY STOCK") IN THE MAY COMMON STOCK FUND. The provisions of this Section 6.06 shall govern the shares of common stock in the May Common Stock Fund, including the shares of stock transferred to the Plan from the May Plan.

             (a) The May Stock shall be held by the Trustee in a separate fund of the Trust designated as the May Common Stock Fund. Subject to the further provisions of Section 6.07, the May Common Stock Fund shall be invested only in shares of May Stock. Dividends received by the Trustee in respect of the May Stock shall be first used to pay expenses of the May Common Stock Fund and then invested in the Money Market Fund.

             (b) A Member may elect to sell some or all of the Units in the May Common Stock Fund attributable to either his Member or Company Accounts. Such election shall be made in such manner as provided by the Committee and will be effective as of the last day of the calendar month in which the election is recorded.

        Notwithstanding the foregoing, the Committee may permit Members to elect to sell Units as of any monthly valuation date and under such further conditions as may be determined from time to time which shall be applicable to all Members with Units in the May Common Stock Fund.

             (c) The net proceeds from the sale of a Member's interest in the May Common Stock Fund shall be invested pursuant to the Member's election in one or more of the other Investment Funds described in Section 5.02.

             (d) At such time as all shares of May Common Stock attributable to Units held in the May Common Stock Fund have been distributed or sold pursuant to Member election, the May Common Stock Fund shall terminate. Until such time as such Fund has been terminated, it shall be valued at the same time and in the same manner as the Investment Funds described in Section 5.02, and maintained to and valued in Member Accounts in accordance with Sections 6.03.

             (e) Each Member (or beneficiary of a deceased Member) who has Accounts in the May Common Stock Fund shall, as a named fiduciary within the meaning of Section 403(a)(1) of ERISA, have the right to direct the Trustee with respect to the vote of the number of shares of May Stock attributable to Units credited to him in the May Common Stock Fund as of the latest practicable Valuation Date prior to each meeting of shareowners of May. For such purpose the Trustee shall furnish to each such Member prior to each such meeting the proxy statement for such meeting, together with a form to be returned to the Trustee on which may be set forth the Member's instructions as to the manner of voting such shares of stock. Each Member or Beneficiary who has the right under this section to direct the Trustee with respect to voting shares and who provides timely instructions to the Trustee shall, as a named fiduciary, be considered to have directed the Trustee to vote a pro rata portion of the shares attributable to Units for which the Trustee receives no timely instructions and shares which have not been credited as of the latest practicable Valuation Date. Upon receipt of such instructions, the Trustee shall vote such shares in accordance therewith. If, within such reasonable period of time prior to any such meeting of the shareowners as may be specified by the Trustee, no instructions shall have been received by the Trustee from such Member, the Trustee shall vote, in person or by proxy, such shares of stock proportionally in the same manner as the May Stock for which the Trustee received voting instructions from Members. The Trustee shall not divulge the instruction of any Member. The Trustee shall also be entitled to vote in its sole discretion, in person or by proxy, all shares of May Stock held by it upon any matters to which as a practical matter no instructions can be given by Members prior to the meeting.

             (f) Each Member who has Accounts in the May Common Stock Fund shall, as a named fiduciary within the meaning of Section 403(a)(1) of ERISA, have the right with respect to the number of shares of May Stock attributable to Units credited to him in the May Common Stock Fund as of the latest practicable Valuation Date, to direct the Trustee in writing as to the manner in which to respond to a tender or exchange offer with respect to May Stock, and the Trustee shall respond in accordance with the instructions so received. The Trustee shall utilize its best efforts to timely distribute or cause to be distributed to each Member such information as will be distributed to shareowners of May in connection with any such tender or exchange offer, together with a form requesting instructions on whether or not such shares will be tendered or exchanged. If the Trustee shall not receive timely direction from a Member as to the manner in which to respond to such a tender or exchange offer, the Trustee shall not tender or exchange any shares of May Stock with respect to which such Member has the right of direction. The Trustee shall not divulge the instructions of any Member. Shares in May Stock Fund Accounts of Members who direct that such shares be tendered or exchanged shall be transferred to a new fund.

        6.07 SHARES OF THE COMPANY RECEIVED IN RESPECT OF MAY STOCK. In the event that shares of the Company were distributed to Members' Accounts in the May Common Stock Fund, such shares were segregated and transferred to the Payless Common Stock Investment Fund.

        6.08 SHARES OF PAYLESS SHOESOURCE, INC. ("PAYLESS STOCK") IN THE PAYLESS COMMON STOCK FUND.

             (a) Each Member (or beneficiary of a deceased Member) who has Accounts invested in the Payless Common Stock Fund shall, as a named fiduciary within the meaning of Section 403(a)(1) of ERISA, have the right to direct the Trustee with respect to the vote of the number of shares of Payless Stock attributable to Units credited to him in the Payless Common Stock Fund as of the latest practicable Valuation Date prior to each meeting of shareowners of the Company. For such purpose the Trustee shall furnish to each such Member prior to each such meeting the proxy statement for such meeting, together with a form to be returned to the Trustee on which may be set forth the Member's instructions as to the manner of voting such shares of stock. Each member or Beneficiary who has the right under this Section 6.08 to direct the Trustee with respect to voting shares and who provides timely instructions to the Trustee shall, as a named fiduciary, be considered to have directed the Trustee to vote a pro rata portion of the shares attributable to Units for which the Trustee receives no timely instructions and shares which have not been credited as of the latest practicable Valuation Date. Upon receipt of such instructions, the Trustee shall vote such shares in accordance therewith. If, within such reasonable period of time prior to any such meeting of the shareowners as may be specified by the Trustee, no instruction shall have been received by the Trustee from such Member, the Trustee shall vote, in person or by proxy, such shares of stock proportionally in the same manner as the Payless Stock for which the Trustee received voting instructions from Members. The Trustee shall not divulge the instructions of any Member. The Trustee shall also be entitled to vote in its sole discretion, in person or by proxy, all shares of Payless Stock held by it upon any matters to which as a practical matter no instructions can be given by Members prior to the meeting.

             (b) Each Member (or beneficiary of a deceased Member) who has Accounts invested in the Payless Common Stock Fund shall, as a named fiduciary within the meaning of Section 403(a)(1) of ERISA, have the right with respect to the number of shares of Payless Stock attributable to Units credited to him in the Payless Common Stock Fund as of the latest practicable Valuation Date, to direct the Trustee in writing as to the manner in which to respond to a tender or exchange offer with respect to Payless Stock, and the Trustee shall respond in accordance with the instructions so received. The Trustee shall utilize its best efforts to timely distribute or cause to be distributed to each Member such information as will be distributed to shareowners of the Company in connection with any such tender or exchange offer, together with a form requesting instructions on whether or not such shares will be tendered or exchanged. If the Trustee shall not receive timely direction from a Member as to the manner in which to respond to such a tender or exchange offer, the Trustee shall not tender or exchange any shares of Payless Stock with respect to which such Member has the right of direction. The Trustee shall not divulge the instructions of any member. The proceeds from the tender or exchange of shares attributable to Units in Payless Common Stock Investment Fund accounts of members shall be transferred to one of the Investment Funds described in
Section 5.01 and pursuant to a procedure established by the Committee.

        6.09 VESTING IN MEMBER AND COMPANY ACCOUNTS.

             (a)  VESTING SCHEDULE.   A Member shall have a fully vested
interest at all times (i) in his Member Accounts and (ii) in his Company Profit Sharing Contribution Account balance determined as of July 31, 1997. A Member who has completed at least two full Years of Service as of August 1, 1997 also shall be fully vested at all times (i) in his Company Matching Contributions Account and (ii) in his Company Profit Sharing Contribution Account determined at any time after July 31, 1997. The Company Matching Contribution Account of a Member who is not or was not credited with at least two Years of Service as of August 1, 1997 and his Company Profit Sharing Contribution Account attributable to Company Profit Sharing Contributions, if any, based on such Member's eligibility for such contributions after August 1, 1997, shall vest according to the following schedule:

            Period of Service                Vested Interest
            -----------------                ---------------
            Fewer than 2 years                      0%
            2 years                                25%
            3 years                                50%
            4 years                                75%
            5 years or more                       100%

Notwithstanding the foregoing, a Member's interest in his Company Matching Contribution Account and his Company Profit Sharing Contribution Account shall become fully vested upon the Member's Retirement, death or Disability.

             (b) CASH-OUT DISTRIBUTIONS TO PARTIALLY VESTED MEMBERS AND RESTORATION OF FORFEITURES. If, pursuant to Section 9.01, a partially-vested Member receives a cash-out distribution before he incurs a Forfeiture Break in Service (as defined in clause (e) below), the cash-out distribution will result in an immediate forfeiture of the nonvested portion(s) of the Member's Company Matching and Company Profit Sharing Contribution Account(s). See clause (f) below. A partially- vested Member is a Member whose Vested Interest, determined under Section 6.09(a), in either his Company Matching Contribution Account or his Company Profit Sharing Contribution Account, or both, is less than 100%. A cash-out distribution is a distribution of the entire vested portion of the Member's Account(s).

                  (i) A partially-vested Member who is reemployed by an Employer after receiving a cash-out distribution of the vested portion of his Account(s) shall have such forfeited amount restored, unless the Member no longer has a right to restoration under this subparagraph
        (i). The amount restored by the Plan Administrator shall be the same dollar amount as the dollar amount of his Account(s) on the Valuation Date immediately preceding the date of the cash-out distribution, unadjusted for any gains or losses occurring subsequent to that Valuation Date but reduced by the amount of the prior cash- out distribution. Restoration of the Member's Account balance(s) includes restoration of all Code Section 411(d)(6) protected benefits with respect to the restored Account(s) in accordance with applicable Treasury regulations. The Plan Administrator will not restore a reemployed Member's Account balance(s) under this subparagraph (i) if the Member has incurred a Forfeiture Break in Service (as defined in clause (e) below.

                  (ii) If restoration of the Member's Account(s) is permitted under subparagraph (i) above, the Plan Administrator will restore the Member's Account(s) as of the last day of the Plan Year during which such Member was reemployed by an Employer. To restore the Member's Account(s), the Plan Administrator, to the extent necessary, will allocate to the Member's Account(s):

                        (A) first, the amount, if any, of Member forfeitures otherwise available for allocation under clause (f) below;

                        (B) second, deductible Employer contributions for the Plan Year to the extent made under a discretionary formula; and

                        (C)  third, as otherwise permitted by law.

        The Plan Administrator will not take into account any allocation under this clause (b) in applying the limitation on allocations under Section 12.

                  (iii) The deemed cash-out rule applies to a 0% vested Member. A 0% vested Member is a Member whose Account(s) derived from Employer contributions is (are) entirely forfeitable at the time of his termination of employment. Under the deemed cash-out rule, the Plan Administrator will treat the 0% vested Member as having received a cash-out distribution on the date of the Member's termination of employment or, if the Member's Account(s) is (are) entitled to an allocation of Employer contributions for the Plan Year in which he terminates employment, on the last day of that Plan Year.

             (c) PERIOD OF SERVICE--VESTING. For purposes of determining a Member's Vested Interest in his Company Contributions Account(s) under clause
(a) above, a Member shall be credited with that number of "years of service" determined by adding together all of the Employee's Periods of Service, whether or not consecutive. Only whole years of service shall be taken into account for purposes of applying the schedule set forth in clause (a) above, and, for purposes of determining a Member's number of whole years of service, non-successive Periods of Service must be aggregated, with thirty (30) days of service being deemed to constitute one month and with either twelve
(12) months or 365 days of service being deemed to constitute one year. For purposes of determining a Member's Period of Service, the Service Spanning rules described in Section 1.47(g) shall apply.

             (d) BREAK IN SERVICE--VESTING. For purposes of this Section 6.09, a "Break in Service" is a Period of Severance of at least twelve (12) consecutive months.

             (e)  INCLUDED PERIODS OF SERVICE.

                  (i) For purposes of determining "Periods of Service" under this clause (e), the Plan takes into account all Periods of Service an Associate completes with an Employer or member of the Group (as defined in Section 1.20), except:

                        (A) any Period of Service before the Plan Year in which the Member attained the age of eighteen (18); and

                        (B) for the sole purpose of determining a Member's Vested Interest of his Account(s) derived from Company contributions which accrued for his benefit prior to a Forfeiture Break in Service, the

             Plan shall disregard any Period of Service after the Member first incurs a Forfeiture Break in Service. The Member incurs a Forfeiture Break in Service when he incurs five (5) consecutive Breaks in Service.

             (f) FORFEITURE OCCURS. A Member's forfeiture, if any, of his Account balance(s) derived from Company contributions occurs under the Plan on the earlier of:

                  (i) the last day of the last pay period ending within the Plan Year in which the Member first incurs a Forfeiture Break in Service; or

                  (ii)  the date the Member receives a cash-out distribution.

        The Plan Administrator shall determine the percentage of a Member's Account(s) forfeiture, if any, under this clause (f) solely by reference to the vesting schedule of Section 6.09(a). As of the last day of each Plan Year, the total amount of forfeitures which occurred during such Plan Year shall be calculated and such amount shall be applied (i) to restore under (b) above any amounts previously forfeited from rehired Members' Accounts, (ii) to pay Administrative Expenses under Section 7.01 and (iii) the balance, if any, shall be added to and allocated with the Company Matching Contribution for that Plan Year.

             (g) FORMER MAY PLAN MEMBERS. The provisions of this clause (g) apply to a Member who previously was employed by the Employer, when it was part of the Group which included The May Department Stores Company, and who at the termination of his employment had Company Accounts in the May Plan which were forfeited as a result of termination of employment. If such Member has not incurred five consecutive one-year breaks in service, the value of the Member's Company Account forfeited under the May Plan will be restored under this Plan (in the manner described in clause (b) above) and will be 100% vested.

                                  SECTION 7

                                  EXPENSES

        7.01 ADMINISTRATIVE EXPENSES. To the extent permitted by applicable law, the costs and expenses for administering this Plan, consisting of Trustee fees and expenses, Investment Manager fees and expenses, fees and expenses of outside experts, expenses of maintaining records under Section 6 of the Plan, and all other administrative expenses of the Plan, shall be paid out of the Trust Fund unless the Company elects to pay them with its own funds. Costs incident to the purchase and sale of securities, such as brokerage fees, commissions and stock transfer fees, are not regarded as administrative expenses and shall be borne by the appropriate Investment Fund as determined by the Trustee or Committee.

                                  SECTION 8

                        WITHDRAWALS DURING EMPLOYMENT

        8.01 WITHDRAWALS PROHIBITED UNLESS SPECIFICALLY AUTHORIZED. No withdrawal from the Plan shall be permitted prior to a Member's termination of employment, except as provided in Section 8.02.

        8.02 AUTHORIZED WITHDRAWALS.

             (a) Prior to his termination of employment, a Member may elect to withdraw, in cash, any or all of the value in his Member After-Tax Accounts. However, in the event a Member elects to withdraw all or a portion of his After-Tax Contributions made after August 1, 1997, such Member shall forfeit his right to fifty percent (50%) of the Company Matching Contribution, if any, otherwise allocable in connection with his Member Contributions for the Plan Year in which the withdrawal occurs.

             (b) Prior to his termination of employment, a Member may elect to withdraw, in the event of a "hardship", an amount in cash equal to (i) the total amount of the Before-Tax Contributions made to the Trust on his behalf, or (ii) the value in his Member Before-Tax Account whichever is less. In any event the amount withdrawn may not be greater than the amount determined by the Committee as being required to meet the immediate financial need created by the "hardship" and not reasonably available from other resources of the Member, whichever amount is less. The term "hardship" means a heavy financial hardship in light of immediate and heavy financial needs as determined by the Committee in accordance with Internal Revenue Service regulations. The amount of an immediate and heavy financial need may include any amounts necessary to pay any federal, state or local taxes or penalties reasonably anticipated to result from the distribution. The determination shall be made in a nondiscriminatory manner. Hardship shall include but not be limited to the following:

                  (i) Medical expenses described in Code Section 213(d), previously incurred by the Member, the Member's spouse, or any of the Member's dependents (as defined in Code Section 125) or necessary for these persons to obtain medical care described in Section 213(d);

                  (ii) Purchase (excluding mortgage payments) of a principal residence for the Member;

                  (iii) Payment of tuition, related educational fees, and room and board expenses for the next 12 months of post-secondary education for the Member, his or her spouse, children, or dependents (as defined in Code Section 152);

                  (iv) The need to prevent the eviction of the Member from his or her principal residence or foreclosure on the mortgage of the Member's principal residence.

The Committee may adopt written guidelines which identify additional circumstances constituting hardship and which provide procedures to be followed in the administration of hardship withdrawal requests, which guidelines are hereby incorporated herein.

        In addition, such hardship must be one which in the judgment of the Committee, based on the Member's representations, cannot be relieved (1) through reimbursement or compensation by insurance or otherwise, (2) by reasonable liquidation of the Member's assets to the extent such liquidation would not itself cause an immediate and heavy financial need, (3) by cessation of Member Contributions under the Plan or (4) by other distributions from employee benefit plans maintained by the Company or any other employer or by borrowing from commercial sources on reasonable commercial terms. The Member shall be required to submit documentation, to be determined by the Committee, with his hardship withdrawal request to enable the Committee to make a judgment regarding the validity of such hardship withdrawal request.

        For any Member who has attained age 59 1/2, the "hardship" requirement shall be deemed waived.

             (c) A withdrawal election shall be made pursuant to application procedures established by the Committee. For any withdrawal under paragraph
(a) or (b), if the amount which may be withdrawn exceeds $100, the Member may not withdraw less than $100, and if the amount which may be withdrawn is less than $100, the Member shall be required to withdraw all of such amount. Contribution totals and Account values shall be determined as of the Valuation Date coinciding with or next following the filing of the withdrawal election. If the Member Accounts from which withdrawal is made are in more than one Investment Fund, the withdrawal shall be pro rata from each such Investment Fund.

             (d) A Member who was a Participant in or eligible to be a Participant in the Volume Shoe Corporation Profit Sharing Plan (the "Volume Plan") as of December 31, 1988 and who had an account balance in the Volume Plan attributable to Employer Contributions made to the Volume Plan before July 31, 1976 and which account became a Company Account under The May Department Stores Company

Profit Sharing Plan and which has been transferred to this Plan, shall be entitled to withdraw the market value of such account balance determined (and frozen) as of December 31, 1988.

                                  SECTION 9

  BENEFITS UPON RETIREMENT, DEATH, DISABILITY, OR TERMINATION OF EMPLOYMENT

        9.01 BENEFITS. Upon a Member's Retirement, death, Disability, or other termination of employment, the value of his Member Accounts and of his vested Company Accounts shall be determined as of the Valuation Date at the end of the month next following the later of (i) the date of such termination of employment or (ii) the date the Plan Administrator receives notice of such termination of employment, whether such notice be written notice or actual notice, and shall be distributed as provided in Section 10. A temporary Authorized Leave of Absence for Military Service or for other purposes approved by the Employer shall not, while any such Authorized Leave of Absence is validly in effect, be regarded as a termination of employment for the purposes of this Plan.

        9.02 BENEFICIARY. Any benefits payable on account of a Member's death shall be paid to such Member's spouse. If such Member has no spouse or if such Member's spouse shall have consented to the naming of another beneficiary, such benefits shall be paid to the person or persons (including, without limitation, estates, trust, or other entities) last named as beneficiary by such Member on an appropriate form filed with the Committee. A spouse's consent shall designate a beneficiary, acknowledge the effect of the consent and be in writing, witnessed by a Plan representative or notary public. A spouse's consent shall be irrevocable. If no beneficiary has been so named or the named beneficiary does not survive the Member, any payment to be made under this Plan on account of a Member's death shall be paid to such Member's spouse, or, if he has no spouse, to such Member's estate. Whenever permitted by the Code or regulations thereunder, the Committee may waive the requirements that a spouse's consent be obtained. Such waiver may be on a case by case basis or by categories.

                                 SECTION 10

                             PAYMENT OF BENEFITS

       10.01     TIME OF PAYMENT.

             (a) All amounts distributable to a Member or Beneficiary pursuant to Section 9 shall, unless the Member makes an approved election pursuant to Section 10.01 (b) or 10.01 (c), be paid in a lump sum payment to be made as soon as practicable after the Valuation Date as of which the Account values are determined pursuant to Section 9.01 provided, however, that any additional amounts which may be allocated to a Member's Company Accounts resulting from a Company Contribution in respect of the calendar year in which employment terminates shall be paid as soon as practicable after such contribution.

        Notwithstanding any provision of this Section 10 to the contrary, if the present value of the nonforfeitable accrued benefit of a Member, including Company and Member Contributions (but excluding accumulated deductible employee contribution, if any) exceeds (or ever has exceeded) $3,500 (or, effective January 1, 1998, $5,000), no partial or total distribution shall be made unless the Member has consented thereto in writing in the manner required by law.

             (b)  A Member who was a Member of the May Plan as of June 30,
1990 may elect that all Transferred Accounts distributable to him pursuant to
Section 9 shall be paid in annual installments over a period not to exceed ten years beginning with the Valuation Date as of which the lump sum payment would otherwise be made. In the event of the death of a Member prior to the expiration of such period, all amounts which have not been distributed to him shall be paid in a lump sum to his designated Beneficiary or his estate if there is no designated Beneficiary. Subject to the foregoing, each such installment shall be paid as of a Valuation Date and, until all the Accounts of the Member have been fully distributed, they shall continue to be revalued as of each succeeding Valuation Date pursuant to Section 6.04.

        Notwithstanding the paragraph above, a Member who as of December 31, 1988 was or was entitled to be a Participant in the Volume Shoe Corporation Profit Sharing Plan may elect that all Transferred Accounts distributable to him pursuant to Section 9 be paid in the form of equal monthly installments over a period not to exceed 120 months. Such payments shall otherwise be made in accordance with the foregoing portion of this Subsection 10.01 (b).

             (c) A Member who is entitled to receive a distribution in excess of $3,500 (or $5,000) may elect to defer such distribution to age 65. An election to defer distribution shall conform to such requirements as to form, content, manner, and timing as shall be determined by the Committee and which requirements shall be applied in a manner which does not discriminate in favor of Members who are highly compensated employees (within the meaning of Code Section 414(q)). All Accounts of a Member who elects to defer his distribution shall continue to be revalued as of each succeeding Valuation Date pursuant to
Section 6.04. A deferred distribution shall be paid when such Member attains the age of 65 years or at such earlier or later time as shall be determined by the Committee as permitted by law. In the event of the death of a Member prior to distribution of the deferred amounts, all amounts shall be distributed in a lump sum to his designated Beneficiary or to his estate if there is no designated Beneficiary. The value for payment shall be determined as of the Valuation Date coincident with or next following such Member's 65th birthday or such other payment date determined by the Committee.

        10.02 FORM OF PAYMENT. All distributions shall be made in the form of cash, except that distributions from the May Common Stock Fund or the Payless Common Stock Fund shall be made in the form of full shares of May Common Stock or Payless Common Stock, as applicable (with payment in cash for a fraction of a share) or in cash if elected by the Member or Beneficiary. The rights extended to a Member hereunder shall also apply to any Beneficiary or alternate payee of such Member.

        10.03 INDIRECT PAYMENT OF BENEFITS. If any Member or Beneficiary has been adjudged to be legally, physically or mentally incapable or incompetent, payment may be made to the legal guardian or other legal representative of such Member or Beneficiary as determined by the Committee. Such payments shall constitute a full discharge with respect thereto.

        10.04 INABILITY TO FIND MEMBER. If a Member or Beneficiary or other person to whom a benefit payment is due cannot be found during the three years subsequent to the date a distribution was required to be made under this Plan, the Accounts shall be forfeited at the end of such three-year period. The value of such Accounts as of the date the distribution was required to be made shall be restored if such Member or Beneficiary or other person makes a claim.

        10.05 COMMENCEMENT OF BENEFIT DISTRIBUTION TO MEMBER. In accordance with Code Section 401 (a) (9) and Treasury Regulations promulgated thereunder, distributions to a Member must commence not later than the first day of April following the calendar year in which the Member attains age 70 1/2. Notwithstanding the foregoing, effective January 1, 1997, distribution to a Member who is not a "five percent owner" as defined in Section 20.10(f)(3) shall commence not later than April 1 following the calendar year in which the Member attains age 70 1/2 or, if later, the calendar year in which the Member retires. If a Member is currently receiving required distributions from the Plan under Code Section 401(a)(9) and this Section 10.05 but would not be required to receive such payments after January 1, 1997 under this Section 10.05 as amended, such Member may elect, in the manner determined by the Committee, to postpone further distributions until the date otherwise required hereunder.

        Such distribution may be made by distributing the entire value of the Member's Accounts as of the last day of such calendar year. If otherwise permitted pursuant to Code Section 401 (a) (9) and Regulations thereto, the Member may elect to take such distribution in lump sum or in installments, if he is otherwise entitled to installment payments pursuant to Section 10.01 (b).

        10.06 COMMENCEMENT OF BENEFIT DISTRIBUTION TO BENEFICIARY. Distributions to the Beneficiary entitled under Section 10.02 to receive any payments payable under this Plan on account of a Member's death shall be made in a lump sum payment not later than the first day of April following the calendar year in which the Member would have attained age 70 1/2.

        Notwithstanding the above, any portion of a Member's accounts which are distributable to a Beneficiary shall be distributed within five (5) years of the Member's death.

        10.07 COMMENCEMENT OF BENEFIT DISTRIBUTION TO ALTERNATE PAYEE. Distributions to an alternate payee entitled under Section 16.01 to receive any payments payable under this Plan pursuant to the terms of a Qualified Domestic Relations Order shall be made in accordance with the terms of such Qualified Domestic Relations Order and this Plan on or after the date on which the Member has attained his "earliest retirement age" (as defined under Code Section 414(p)) under the Plan. Notwithstanding the foregoing, distribution to an alternate payee may be made prior to the Member's attainment of his earliest retirement age if, but only if: (1) the Qualified Domestic Relations Order specifies distribution at that time or permits an agreement between the Plan and the alternate payee to authorize an earlier distribution; (2) the distribution is a single sum distribution of the alternate payee's entire benefit entitlement under the Plan; and (3) in the event the present value of the alternate payee's benefits under the Plan exceeds $3,500, the alternate payee consents to any distribution occurring prior to the Member's attainment of earliest retirement age.

        Nothing in this Section 10.07 shall be construed to permit a Member to
(1) receive a distribution at a time not otherwise permitted under the Plan,
(2) permit the alternate payee to receive a form of payment not otherwise permitted under the Plan, or (3) cause his Plan accounts to be valued or otherwise determined in a manner not otherwise permitted under the Plan.

                                 SECTION 11

                  PERMITTED ROLLOVER OF PLAN DISTRIBUTIONS

        11.01 ROLLOVER PERMITTED. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and pursuant to procedures prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. Such distribution may commence less than thirty (30) days after the notice required under Treas. Reg. Section 1.411(a)-11(c) (or its successor) is given to a Member or other distributee, provided that the Member has been clearly informed that he has a right to a period of at least thirty (30) days after receiving said notice to consider the decision as to whether to elect a distribution or, if applicable, a distribution option, and the Member nevertheless affirmatively elects an earlier distribution.

        11.02 DEFINITIONS. The following definitions shall apply for the purposes of this Section 11:

                  (a) ELIGIBLE ROLLOVER DISTRIBUTION. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's beneficiary or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401 (a) (9); and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  (b) ELIGIBLE RETIREMENT PLAN. An eligible retirement plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 401(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code
Section 401(a), and which accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to a Member's surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                  (c) DISTRIBUTEE. A distributee includes a Member or former Member. In addition, the Member or former Member's surviving spouse and the Member's or former Member's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

                  (d) DIRECT ROLLOVER. A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

                                 SECTION 12

                     LIMIT ON CONTRIBUTIONS TO THE PLAN

        This Section 12 is intended to conform the Plan to the requirements of Code Section 415 and limits the contributions that can be made by and for an individual under the Plan.

        12.01 LIMIT ON CONTRIBUTIONS. Notwithstanding any provision of the Plan to the contrary:

                  (a) The "Annual Addition" that may be made to a Member's Accounts in any calendar year shall not exceed (i) 25% of his Earnings for the calendar year or (ii) $30,000 (as adjusted from time to time by the Secretary of the Treasury or his delegate, pursuant to Code Section 415(d), provided that no such adjustment shall be taken into account before the calendar year for which the adjustment first takes effect).

                  (b) If a Member participates in a Defined Benefit Plan maintained by the Extended Group, the sum of the Member's Defined Contribution Plan Fraction and Defined Benefit Plan Fraction may not exceed 1.0 for any calendar year.

                  (c) If the limitation imposed by Subsection (a) above applies to a Member in a calendar year, his Member Contributions and, if necessary, Company Contributions shall be reduced to the extent necessary to prevent the limitation with respect to such calendar year from being exceeded. If the limitation imposed by Subsection (b) above, applies, the benefits under any Defined Benefit Plan maintained by the Extended Group shall be reduced before the Annual Additions under this Plan are reduced.

        12.02 SPECIAL DEFINITIONS. For the purposes of this Section 12, the following terms shall have the following meanings:

                  (a)  ANNUAL ADDITION for any calendar year is the sum of:

                       (i) the amount of the Company Profit Sharing and Matching Contributions for the calendar year, plus

                       (ii) the Member's Before-Tax Contributions for the calendar year, plus

                       (iii) the Member's After-Tax Contributions, plus

                       (iv) the amount of an Employer's contribution on behalf of the Member or of a Member's contribution, if any, in the same Plan Year, to another individual account pension benefit plan maintained by an Employer, plus

                       (v) the amount, if any, allocated to an individual medical account pursuant to Code Section 415(l)(1), plus

                       (vi)  the amount, if any, attributable to
        post-retirement medical or life insurance benefits for key employees pursuant to Code Section 419A(d)(2).

                  (b) DEFINED BENEFIT PLAN means any plan which is qualified under Code Sections 401(a) or 403(a) and which is not a Defined Contribution Plan.

                  (c) DEFINED BENEFIT PLAN FRACTION means a fraction, where the numerator is the Member's projected annual benefit under the Defined Benefit Plan (determined as of the close of the calendar year), and the denominator is the lesser of:

                       (i) 1.25 multiplied by the dollar limitation in effect under Code Section 415(b)(1)(A) for that calendar year, or

                       (ii) 1.4 multiplied by the amount that may be taken into account under Code Section 415(b)(1)(B) with respect to the Member for the calendar year.

                  (d) DEFINED CONTRIBUTION PLAN means any plan which is qualified under Code Sections 401(a), 403(a), or 405(a) and which provides for an individual account for each Member and for benefits based solely on the amount contributed to the account, and any income, expenses, gains, losses, and forfeitures that may be allocated to the account.

                  (e) DEFINED CONTRIBUTION PLAN FRACTION means a fraction, where the numerator is the sum of the Annual Additions to the Member's Accounts as of the close of the calendar year, and the denominator is the sum of the lesser of the following amounts for such calendar year and for each prior calendar year of service with the Extended Group:

                       (i) 1.25 multiplied by the dollar limitation in effect under Code Section 415(c)(1)(A) for that calendar year (determined without regard to Code Section 415(c)(6)), or

                       (ii) 1.4 multiplied by the amount that may be taken into account under Code Section 415(c)(1)(B) with respect to the Member for the calendar year; provided, that the Company may, in accordance with applicable Treasury Department regulations, elect to calculate the denominator of the Defined Contribution Plan Fraction in accordance with Code Section 415(e)(6).

                  (f) EARNINGS means the Member's "415(c) compensation" (as determined under Section 415(c)(3) of the Code and under Treasury Regulation
Section 1.415-2(d)(11), and including any such compensation received from the Extended Group.

                  (g) EXTENDED GROUP means the Company and any other employer which is related to the Corporation as a member of a controlled group of corporations in accordance with Code Section 414(b), or as a trade or business under common control in accordance with Code Section 414(c), plus any other company, trade or business which would be included by such definition after the modification thereof required by Code Section 415(h).

        12.03     GENERAL.

                  (a) For purposes of applying the limitations set forth in this Section 12, all Defined Benefit Plans (whether or not terminated) of the Extended Group shall be treated as one Defined Benefit Plan, and all Defined Contribution Plans (whether or not terminated) of the Extended Group shall be treated as one Defined Contribution Plan.

                  (b) This Section 12 is intended to satisfy the requirements imposed by Code Section 415 and shall be construed in a manner that shall effectuate this intent. This Section 12 shall not be construed in a manner that would impose limitations that are more stringent than those required by Code Section 415.

        12.04     ADJUSTMENT FOR EXCESSIVE ANNUAL ADDITIONS.

                  (a) If, as a result of the allocation of forfeitures, a reasonable error in estimating a Member's Pay or other facts and circumstances to which Treasury Regulation Section 1.415-6(b)(6) shall be applicable, the "annual additions" under this Plan would cause the maximum "annual additions" to be exceeded for any Member, the Committee shall (1) return any Member Contributions credited for the "limitation year"to the extent that the return would reduce the "excess amount" in the Member's

Accounts, (2) hold any "excess amount" remaining after the return of any Member Contributions in a "Section 415 suspense account", (3) use the "Section 415 suspense account" in the next "limitation year" (and succeeding "limitation years" if necessary) to reduce either Company Contributions for that Member if that Member is covered by the Plan as of the end of the "limitation year" or if such Member is not covered by the Plan at the end of the "limitation year" to reduce Company Contributions for all Members in the Plan, before any Company Contributions or Member Contributions which would constitute "annual additions" are made to the Plan for such "limitation year," (4) reduce Company Contributions for such "limitation year" by the amount of the "Section 415 suspense account" allocated and reallocated during such "limitation year." For purposes of (3) above, the Plan may not distribute "excess amounts" to Members or former Members.

                  (b) For purposes of this Section, "EXCESS AMOUNT" for any Member for a "limitation year" shall mean the excess, if any, of (1) the "annual additions" which would be credited to his account under the terms of the Plan without regard to the limitations of Code Section 415 over (2) the maximum "annual additions" determined pursuant to Section 12.01(a).

                  (c) For purposes of this Section, "SECTION 415 SUSPENSE ACCOUNT" shall mean an unallocated account equal to the sum of "excess amount" for all Members in the Plan during the "limitation year." The "Section 415 suspense account" shall not share in any earnings or losses of the Trust Fund.

        12.05 LIMITATION IMPOSED BY CODE SECTION (401)(A)(17). In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, the annual Pay of each Associate taken in to account under the Plan shall not exceed the annual compensation limit of the Omnibus Budget Reconciliation Act of 1993 (OBRA '93). The OBRA '93 annual Pay limit is $150,000, as adjusted by the Commissioner of Internal Revenue Service for increases in the cost of living in accordance with Code
Section 40l(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Pay is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual Pay limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

        Any reference in this Plan to the limitation under Code Section 401(a)(17) shall mean the OBRA '93 annual Pay limit set forth is this provision.

        If Pay for any prior determination period is taken into account in determining an Associate's benefits accruing in the current year, the Pay for that prior determination period is subject to the OBRA '93 annual Pay limit in effect for that prior determination period. For this purpose, for a determination period beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual Pay limit is $150,000.

                                 SECTION 13

                         ADMINISTRATION OF THE PLAN

        13.01 PLAN ADMINISTRATOR. The Company shall be the Plan Administrator of the Plan for purposes of ERISA and shall be a "named fiduciary" as determined in ERISA Section 402(a)(2).

        13.02     DELEGATION OF AUTHORITY.

                  (a) Authority to administer the Plan has been delegated to the Committee and the Administrative Subcommittee, if any, in accordance with Sections 1.38 (Total and Permanent Disability), 4.01 (b) and (c) (Member Contributions), 6.01 (Member Accounts), 6.02 (Company Accounts), 6.05 (Annual Statements), 8.02 (Authorized Withdrawals), 12.04 (Adjustment of Excessive Annual Additions), 18.02 (Withdrawal of an Employer) and this Section 13.

                  (b) Authority with respect to the Investment Funds of the Plan has been delegated to the Trustee in accordance with Sections 7.01 (Administrative Expenses), 5.01 (c) (Investment Funds), 14 (Management of the Trust Fund), 6.06 (shares of The May Department Stores Company in the May Common Stock Fund), and 6.08 (shares of Payless ShoeSource, Inc. in the Payless Common Stock Fund).

                  (c) Authority to direct the investment of the Plan's funds has been delegated to the Investment Subcommittee, if any, in accordance with
Section 14.03(b), (c) and (d) (Investments and Reinvestments).

                  (d) Authority to exercise any and all of the powers of the Company hereunder following the Effective Time of the Merger may be delegated by the Company to Payless ShoeSource, Inc., a Missouri corporation and sponsor of the Plan immediately prior to the Merger, or to any officer, employee or agent thereof.

        13.03     COMMITTEE AND SUBCOMMITTEES.

                  (a) The Committee may appoint two subcommittees (an "Administrative Subcommittee" and an "Investment Subcommittee"), each Subcommittee to consist of at least three persons, who need not be members of the Board. The Committee and each Subcommittee, if appointed, shall elect from its members a Chairman and a Secretary, and may appoint one or more Assistant

Secretaries who may, but need not be, members of the Committee or such Subcommittee, and may employ such agents, such legal counsel and such clerical, medical, accounting, actuarial and other services as it may from time to time deem advisable to assist in the administration of the Plan. The Committee and each Subcommittee may, from time to time, appoint agents and delegate to such agents such duties as it considers appropriate and to the extent that such duties have been so delegated, the agent shall be exclusively responsible for the proper discharge of such duties.

                  (b) The Administrative Subcommittee shall have the general responsibility for the administration of the Plan and the carrying out of its provisions, and shall have general powers with respect to Plan administration, including, but not limited to, the powers listed in this Section 13.03. The Administrative Subcommittee shall have the power to interpret and construe the Plan, the power to establish rules for the administration of the Plan and the transaction of its business, the power to remedy and resolve inconsistencies and omissions, and the power to determine all questions which arise in the administration, interpretation, or application of the Plan, including but not limited to questions regarding the eligibility, status, Account value and any rights of any Member, Beneficiary, and any other person hereunder.

                  (c) The Investment Subcommittee shall have the powers provided for in Section 14.03(b).

                  (d) The Committee and each Subcommittee shall act by a majority of its members and the action of such majority expressed by a vote at a meeting, or in writing without a meeting, shall constitute the action of the Committee or such Subcommittee. All decisions, determinations, actions or interpretations with respect to the Plan by the Committee or either Subcommittee and the individual committee or subcommittee members shall be in the Committee's, Subcommittee's or individual member's sole discretion. The decision, determination, action or interpretation of the Committee or either Subcommittee and the respective individual members of the Committee or Subcommittee in respect to all matters within the scope of its authority shall be conclusive and binding on all persons. No member of the Committee or either Subcommittee shall have any liability to any person for any action or omission except each for his own individual willful misconduct. If a Subcommittee is not appointed, the Committee shall exercise such Subcommittee's authority and perform its duties as described herein.

                  (e) Nothing in this Section 13 or in any other provision of the Plan shall be deemed to relieve any person who is a fiduciary under the Plan for purposes of ERISA from any responsibility or liability for any responsibility, obligation or duty which Part 4 of Title I of ERISA shall impose upon such person with respect to this Plan.

        13.04 ACCOUNTS AND REPORTS. The Committee shall maintain or cause to be maintained accounts reflecting the fiscal transactions of the Plan and shall keep in convenient form such data as may be necessary for the administration of the Plan. The Committee shall prepare annually a report showing in reasonable detail the assets and liabilities of the Plan and setting forth a brief account of the operation of the Plan for the preceding year.

        13.05 NON-DISCRIMINATION. Neither the Committee nor either Subcommittee shall exercise its discretion in such a way as to result in discrimination in favor of officers, shareholders or highly compensated employees (within the meaning of Code Section 414(q)).

                                 SECTION 14

                        MANAGEMENT OF THE TRUST FUND

        14.01 USE OF THE TRUST FUND. All assets of the Plan shall be held as a Trust Fund in one or more trusts and shall be used to provide the benefits of this Plan. No part of the corpus or income shall be used for, or diverted to, purposes other than for the exclusive benefit of Members and their Beneficiaries under this Plan and administrative expenses of this Plan.

        14.02 TRUSTEES. The Trust Fund may, at the direction of the Company, be divided into one or more separate trusts, each of which may have a separate Trustee appointed from time to time by the Company and subject to removal by the Company. The Trustee or Trustees of each trust shall have complete authority and discretion with respect to the investment and reinvestment of the assets of each trust, subject, however, to (i) the provisions in the Trust Agreements between the Trustee or Trustees and the Company, and (ii) the provisions of this Plan. Any or all of such separate trusts shall be referred to collectively from time to time as the Trust Fund. Any division of the Trust Fund into one or more separate trusts shall be at the direction of the Company.

        14.03 INVESTMENTS AND REINVESTMENTS. The investment and reinvestment of the assets of the Trust Fund shall be in accordance with the following:

                  (a) The Company shall have the authority to instruct the Trustee or Trustees to accept and follow the instructions of any designated investment manager (within the meaning of ERISA Section 3(38)) with respect to the investment and reinvestment of the assets constituting a money market or stable value fund, a fixed income fund, a common stock fund, or any other Investment Funds the Company may designate.

                  (b) The Investment Subcommittee shall have the powers, with respect to investment and reinvestment of the assets constituting the Investment Funds, to promulgate limitations, restrictions, rules or guidelines with respect to the investment policies and classes of investments in which the assets of the Investment Funds may be invested or reinvested by the Trustee or Trustees, including any such investments made pursuant to the instructions of any investment manager. In the event an investment manager designated pursuant to Section 14.03(a) resigns or otherwise is unable to act, the Investment Subcommittee shall have such power and authority as otherwise would be exercisable by such Investment Manager.

                  (c) In the event that the assets of the Trust Fund shall be divided into one or more separate trusts pursuant to the authority provided for in Section 14.02, then the powers of the Investment Subcommittee as provided for in Section 14.03(b) may be exercised with respect to one or more of such trusts within the discretion of the Investment Subcommittee.

                  (d)  The powers of the Investment Subcommittee as provided in
Section 14.03(b), may be exercised at any time or from time to time by the Investment Subcommittee within the discretion of the Investment Subcommittee and shall be pursuant to a written agreement between the Investment Subcommittee and the Trustee or Trustees or, if an investment manager has been appointed, between the Investment Subcommittee and the investment manager.

                  (e) The Trust Agreement between the Company and the Trustee or Trustees implementing the Plan shall contain provisions effectuating the provisions of this Section 14 of the Plan.

                                 SECTION 15

           CERTAIN RIGHTS AND OBLIGATIONS OF EMPLOYERS AND MEMBERS

        15.01     DISCLAIMER OF EMPLOYER LIABILITY.

                  (a) No liability shall attach to any Employer with respect to a benefit or claim hereunder and Members and their Beneficiaries, and all persons claiming under or through them, shall have recourse only to the Trust Fund for payment of any benefit hereunder.

                  (b) The rights of the Members, their Beneficiaries and other persons are hereby expressly limited and shall be only in accordance with the provisions of the Plan. Nothing contained herein shall be deemed to give a Member any interest in any specific property of the Trust or any interest other than a right to receive payments pursuant to the provisions of the Plan.

        15.02 EMPLOYER-ASSOCIATE RELATIONSHIP. Neither the establishment of this Plan nor its communication through a Summary Plan Description (or otherwise) shall be construed as conferring any legal or other rights upon any Associate or any other person to continue in employment or as interfering with or affecting in any manner the right of an Employer to discharge any Associate or otherwise act with relation to him. Each Employer may take any action (including discharge) with respect to any Associate or other person and may treat him without regard to the effect which such action or treatment might have upon him as a Member of this Plan.

        15.03 BINDING EFFECT. Each Member, by executing an enrollment form, beneficiary designation and otherwise agreeing to participate in the Plan agrees for himself, his beneficiary(ies), heirs, successors and assigns to be bound by all of the provisions of the Plan.

        15.04 CORPORATE ACTION. With respect to any action permitted or required by the Plan, the Company may act through its appropriate officers.

        15.05     CLAIM AND APPEAL PROCEDURE.   A Member or beneficiary may
file with the Committee or its designee at any time a written claim in connection either with a benefit payable hereunder or otherwise. The Committee or its designee, normally within 90 days after receipt of a written claim, shall render a written decision on the claim, unless an additional 90 days is required by special circumstances which shall be explained to the claimant. If the claim is denied, either in whole or in part, the decision shall include the reason or reasons for the denial; a specific reference to the Plan provision or provisions which are the basis for the denial; a description of any additional material or information necessary for the claimant to perfect the claim; an explanation as to why the information or material is necessary; and an explanation of the Plan's entire claim procedure. The claimant may file with the Committee, within 60 days after receiving the written decision from the Committee, a written notice of request for review of the Committee's decision. The review shall be made by a committee of up to three individuals (which may include members of the Committee) appointed by the Company or by the Committee. Said committee shall render a written decision on the claim containing the specific reasons for their decision, including a reference to the Plan's provisions, normally within 60 days after receipt of the request for review, unless an additional 60 days is required by special circumstances which shall be explained to the claimant. If a Member or beneficiary does not file written notice of a claim with the Committee or its designee at the times set forth above, he shall have waived any right to a benefit other than as originally proposed by the Company or the Committee.

                                 SECTION 16

                         NON-ALIENATION OF BENEFITS

        16.01 PROVISIONS WITH RESPECT TO ASSIGNMENT AND LEVY. No benefit payable under this Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, levy or charge, and any attempt so to anticipate, alienate, sell, transfer, assign, encumber, levy upon or charge the same shall be void; nor shall any such benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled to such benefit, except as specifically provided herein. Notwithstanding the foregoing, the creation, assignment, or recognition of a right to any benefit payable to an alternate payee with respect to a Qualified Domestic Relations Order shall not be treated as an assignment or alienation prohibited by this Section. Any other provision of the Plan to the contrary notwithstanding, if a Qualified Domestic Relations order requires the distribution of all or part of a Member's benefits under the Plan, the establishment or acknowledgment of the alternate payee's right to benefits under the Plan in accordance with the terms of such Qualified Domestic Relations Order shall in all events be deemed to be consistent with the terms of the Plan.

        16.02 ALTERNATE APPLICATION. If a Member or Beneficiary under this Plan becomes bankrupt or attempts to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any benefit under this Plan, except as specifically provided herein, or if any benefit shall, in the discretion of the Committee, cease, and in that event the Committee may hold or apply the same or any part thereof to or for the benefit of such Member or Beneficiary, his spouse, children or other dependents, or any of them, or in such other manner and in such proportion as the Committee may deem proper.

                                 SECTION 17

                                 AMENDMENTS

        17.01 COMPANY'S RIGHTS. The Company reserves the right at any time and from time to time in its sole discretion to alter, amend, or modify, in whole or in part, any or all of the provisions of this Plan, provided, however, no such alteration, amendment or modification shall be made which shall decrease the accrued benefit of any Member. Anything in this Plan to the contrary notwithstanding, the Company in its sole discretion may make any modifications or amendments, additions or deletions in or to this Plan as to benefits or otherwise and retroactively if necessary, and regardless of the effect thereof on the rights of any particular Member or Beneficiary, which it deems appropriate and/or necessary in order to comply with or satisfy any conditions of any law or regulation relating to the qualification of this Plan and the trust or trusts created pursuant hereto and to keep this Plan and said trusts qualified under

Code Section 401(a) and to have the trust or trusts declared exempt from taxation under Code Section 501(a).

        17.02 PROCEDURE TO AMEND. This Plan may be amended by action of the Company's Board of Directors and evidenced by a written amendment signed by the Company's Secretary or by any other person so authorized by or pursuant to authority of the Board of Directors.

        17.03 PROVISION AGAINST DIVERSION. No part of the assets of the Trust Fund shall, by reason of any modification or amendment or otherwise, be used for, or diverted to, purposes other than for the exclusive benefit of Members and their Beneficiaries under this Plan and administrative expenses of this Plan.

                                 SECTION 18

                                 TERMINATION

        18.01 RIGHT TO TERMINATE. The Company reserves the right to terminate this Plan, in whole or in part, at any time and, if this Plan shall be terminated either in its entirety or with respect to any Employer included hereunder, the provisions of Section 18.03 shall apply and the Accounts of affected Members shall become (or remain) fully vested and nonforfeitable.

        18.02 WITHDRAWAL OF AN EMPLOYER. If an Employer shall cease to be a participating Employer in this Plan, the Trust Fund and the Accounts of the Members of the withdrawing Employer and their Beneficiaries shall be revalued as if such withdrawal date were a Valuation Date. The Committee shall then direct the Trustee either to distribute the Accounts of the Members of the withdrawing Employer as of the date of such withdrawal on the same basis as if the Plan had been terminated pursuant to Section 18.03 or to deposit in a trust established by the withdrawing Employer pursuant to a plan substantially similar to this Plan assets equal in value to the assets of the Trust Fund allocable to the Accounts of the Members of the withdrawing Employer.

        18.03 DISTRIBUTION IN EVENT OF TERMINATION OF TRUST. If this Plan is terminated at any time including a partial termination as defined in Code
Section 411(d)(3), or if contributions are completely discontinued and the Company determines that the trust shall be terminated, in whole or in part, the Trust Fund and all Accounts shall be revalued as if the termination date were a Valuation Date and the affected Members' Accounts shall be distributed in accordance with Section 10.

        18.04 ADMINISTRATION IN EVENT OF CONTINUANCE OF TRUST. If this Plan shall be terminated in whole or in part or contributions completely discontinued but the Company determines that the trust shall be continued pursuant to the terms of the Trust Agreement, the trust shall continue to be administered as though the Plan were otherwise in effect. Upon the subsequent termination of the trust, in whole or in part, the provisions of Section 18.03 shall apply.

        18.05 MERGER, CONSOLIDATION OR TRANSFER. In the case of any merger or consolidation with, or transfer of Plan assets or liabilities to, any other plan each Member shall be entitled to receive a benefit immediately after the merger, consolidation or transfer (if the transferee plan then terminated) which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).

                                 SECTION 19

                                CONSTRUCTION

        19.01 APPLICABLE LAW. The provisions of this Plan except as otherwise governed by ERISA shall be construed, regulated, administered and enforced according to the laws of the State of Kansas and, whenever possible, to be in conformity with the applicable requirements of ERISA and the Internal Revenue Code.

        19.02 GENDER AND NUMBER. Wherever applicable, the masculine pronoun as used herein shall include the feminine pronoun and the singular pronoun shall include the plural.

                                 SECTION 20

                           TOP-HEAVY REQUIREMENTS

        20.01 GENERALLY. For any Plan Year in which the Plan is a Top-Heavy Plan, the provisions of Sections 20.02, 20.03, 20.04 and 20.05 shall automatically take effect in accordance with Code Section 416.

        20.02 VESTING. A Member who is credited with an Hour of Service while the Plan is Top-Heavy, or in any Plan Year after a Plan Year in which the Plan is Top- Heavy, and who has completed at least three Years of Service shall have a nonforfeitable right to 100 percent of his accrued benefit and no amount may become forfeitable if the Plan later ceases to be Top-Heavy. Such accrued benefit shall include benefits accrued before the Plan becomes Top-Heavy. Notwithstanding any other provision of this Plan to the contrary, once the vesting requirements of this Section

20.02 become applicable, they shall remain applicable even if the Plan later ceases to be Top-Heavy.

        20.03     MINIMUM ALLOCATIONS.

                  (a) Minimum Employer Allocations and allocations of Plan forfeitures for a Member who is not a Key Employee shall be required under the Plan for the Plan Year as set forth in Section 20.03(b) and (c).

                  (b) The amount of the minimum allocation shall be the lesser of the following, percentages of Pay: (i) four percent or, (ii) the highest percentage at which such allocations are made under the Plan for the Plan Year on behalf of a Key Employee. For purposes of this paragraph (b), all defined contribution plans required to be included in an Aggregation Group shall be treated as one plan. This paragraph (b) shall not apply if the Plan is required to be included in an Aggregation Group and the Plan enables a defined benefit plan required to be included in the Aggregation Group to meet the requirement of Code Sections 401(a)(4) or 410. For purposes of this paragraph
(b), the calculation of the percentage at which allocations are made for a Key Employee shall be based only on his Pay not in excess of $150,000, such amount to be adjusted periodically for increases in the cost of living in accordance with Code Section 401(a)(17). The minimum allocation described in this paragraph (b) shall be in addition to (and shall not be reduced by) any Member Contributions under Section 4 (whether Before-Tax or After-Tax) and any allocation of forfeitures, if any, to which a Member may be entitled.

                  (c) For purposes of this Section 20.03, the term "Member" shall be deemed to refer to all Members who have not separated from service at the end of the Plan Year including, without limitation, individuals who declined to make contributions to the Plan.

        20.04 PARTICIPANTS UNDER DEFINED BENEFIT PLANS. If any Member other than a Key Employee is also a participant under a defined benefit plan of an Employer which is a Top-Heavy Plan, then Section 20.03(a) shall not apply and the required minimum annual contribution for such Member under this Plan shall be 7 1/2 percent of such Member's Pay. Such contribution shall be made without regard to the amount of contribution, if any, made to the Plan on behalf of Employees.

        20.05 SUPER TOP-HEAVY PLANS. If for any Plan Year in which the Plan is a Top-Heavy Plan it is also a Super Top-Heavy Plan, then for purposes of the limitations on contributions and benefits under Code Section 415, the dollar limitations in the defined benefit plan fraction and the defined contribution plan fraction shall be multiplied by 1.0 rather than 1.25. However, if the application of the provisions of this Section 20.05 would cause any individual to exceed the combined Code Section 415 limitations on contributions and benefits, then the application of the provisions of this Section 20.05 shall be suspended as to such individual until such time as he no longer exceeds the combined Code Section 415 limitations as modified by this Section 20.05. During the period of such suspension, there shall be no Employer Contributions, forfeitures or voluntary nondeductible contributions allocated to such individual under this or any other defined contribution plan of an Employer and there shall be no accruals for such individual under any defined benefit plan of an Employer.

        20.06     DETERMINATION OF TOP HEAVINESS.

                  (a) The determination of whether a plan is Top-Heavy shall be made in accordance with paragraphs (b) through (d) of this Section 20.06.

                  (b) If the Plan is not required to be included in an Aggregated Group with other plans, then it shall be Top-Heavy only if when considered by itself, it is a Top-Heavy Plan and it is not included in a permissive Aggregation Group that is not a Top-Heavy Group.

                  (c) If the Plan is required to be included in an Aggregation Group with other plans, it shall be Top-Heavy only if the Aggregation Group, including any permissively aggregated plans, is Top-Heavy.

                  (d) If a plan is not a Top-Heavy Plan and is not required to be included in an Aggregation Group, then it shall not be Top-Heavy even if it is permissively aggregated in an Aggregation Group which is a Top-Heavy Group.

        20.07 DETERMINATION OF SUPER TOP HEAVINESS. A plan shall be a Super Top-Heavy Plan if it would be a Top-Heavy Plan under the provisions of
Section 20.08, but substituting "90 percent" for "60 percent" in the ratio test in Section 20.08.

        20.08 CALCULATION OF TOP-HEAVY RATIOS. A plan shall be Top-Heavy and an Aggregation Group shall be a Top-Heavy Group with respect to any Plan Year as of the Determination Date if the sum as of the Determination Date of the Cumulative Accrued Benefits and the Cumulative Accounts of Employees who are Key Employees for the Plan Year exceeds 60 percent of a similar sum determined for all Employees, excluding former Key Employees.

        20.09     CUMULATIVE ACCOUNTS AND CUMULATIVE ACCRUED BENEFITS.

                  (a) The Cumulative Accounts and Cumulative Accrued Benefits for any Employee shall be determined in accordance with paragraphs (b) through
(e) of this Section 20.09.

                  (b) Cumulative Account shall mean the sum of the amount of an Employee's accounts under a defined contribution plan (for an unaggregated plan) or under all defined contribution plans included in an Aggregation Group (for aggregated plans) determined as of the most recent plan Valuation Date within a 12-month period ending on the Determination Date, increased by any allocations due after such Valuation Date and before the Determination Date.

                  (c) Cumulative Accrued Benefit means the sum of the present value of an Employee's accrued benefits under a defined benefit plan (for an unaggregated plan) or under all defined benefit plans included in an Aggregation Group (for aggregated plans), determined under the actuarial assumptions set forth in such plan or plans, as of the most recent plan Valuation Date within a 12-month period ending on the Determination Date as if the Employee voluntarily terminated service as of such Valuation Date.

                  (d) Accounts and benefits shall be calculated to include all amounts attributable to both Matching Allocations and Employee contributions but excluding amounts attributable to voluntary deductible Employee contributions.

                  (e) Accounts and benefits shall be increased by the aggregate distributions during the five-year period ending on the Determination Date made with respect to an Employee under the plan or plans as the case may be or under a terminated plan which, if it had not been terminated, would have been required to be included in the Aggregation Group.

                  (f) Rollovers and direct plan-to-plan transfers shall be handled as follows:

                       (i) If the transfer is initiated by the Employee and made from a plan maintained by one Employer to a plan maintained by another Employer, the transferring plan continues to count the amount transferred under the rules for counting distributions. The receiving plan does not count the amount if accepted after December 31, 1983, but does count it if accepted prior to December 31, 1983.

                       (ii) If the transfer is not initiated by the Employee or is made between plans maintained by the Employers, the transferring plan shall no longer count the amount transferred and the receiving plan shall count the amount transferred.

                       (iii) For purposes of this subsection (f), all Employers aggregated under the rules of Code Sections 414(b), (c) and (m) shall be considered a single employer.

        20.10     OTHER DEFINITIONS.

                  (a) Solely for purposes of this Section 20, the definitions in paragraphs (b) through (i) of this Section 20.10 shall apply, to be interpreted in accordance with the provisions of Code Section 416 and the regulations thereunder.

                  (b) AGGREGATION GROUP means a plan or group of plans which included all plans maintained by the Employer in which a Key Employee is a participant or which enables any plan in which a Key Employee is a participant to meet the requirements of Code Section 401(a)(4) or Code Section 410, as well as all other plans selected by the Company for permissive aggregation, the inclusion of which would not prevent the group of plans from continuing to meet the requirements of such Code sections.

                  (c) DETERMINATION DATE means, with respect to any Plan Year, the last day of the preceding Plan Year.

                  (d) EMPLOYEE means any person employed by an Employer and shall also include any Beneficiary of such persons, provided that the requirements of Sections 20.02, 20.03 and 20.05 shall not apply to any person included in a unit of Employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between Employee representatives and one or more Employers if there is evidence that retirement benefits were the subject of good faith bargaining between such Employee representatives and such Employer or Employers.

                  (e) EMPLOYER means any corporation which is a member of a controlled group of corporations (as defined in Code Section 414(b)) which includes the Company or any trades or businesses (whether or not incorporated) which are under common control (as defined in Code Section 414(c)) with the Company, or a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Company,

                  (f) KEY EMPLOYEE means any Employee or former Employee who is, at any time during the Plan Year, or was, during any one of the four preceding Plan Years any one or more of the following: (1) an officer of an Employer who has annual Pay of more than 50% of the amount in effect under Code
Section 415(b)(1)(A) for such Plan Year, unless fifty (50) other such officers have higher annual Pay; (2) one of the 10 persons employed by an Employer having annual Pay greater than the limitation in effect under Code Section 415(c)(1)(A), and owning (or considered as owning within the meaning of Code
Section 318) the largest interests in the Employers (if two Employees have the same interest, the one with the greater Compensation shall be treated as owning the larger interest); (3) any person owning (or considered as owning within the meaning of the Code Section 318) more than five percent of the outstanding stock of an Employer or stock possessing more than five percent of the total combined voting power of such stock; (4) a person who would be described in subsection (3) above if "one percent" were substituted for "five percent" each place it appears in subsection (3) above, and who has annual Pay of more than $150,000 (for purposes of determining ownership under this subsection, Code Section 318(a)(2)(C) shall be applied by substituting "five percent" for "50 percent" and the rules of subsections (b), (c) and (m) of Code
Section 414 shall not apply).

                  (g)  LIMITATION YEAR means the calendar year.

                  (h)  PLAN YEAR means the calendar year.

                  (i) YEAR OF SERVICE means a year which constitutes a "year of service" under the rules of paragraphs (4), (5) and (6) of Code Section 411(a) to the extent not inconsistent with the provisions of this Section 20.

                          PAYLESS SHOESOURCE, INC.
                            PROFIT SHARING PLAN











           As Amended and Restated Generally Effective June 1, 1998

                              TABLE OF CONTENTS

                                                                 PAGE

      SECTION 1  DEFINITIONS  . . . . . . . . . . . . . . . . . . .1
                 1.01 ACCOUNTS. . . . . . . . . . . . . . . . . . .1
                 1.02 AFTER-TAX CONTRIBUTIONS . . . . . . . . . . .1
                 1.03 ALLOCATION PAY AMOUNT . . . . . . . . . . . .1
                 1.04 ASSOCIATE . . . . . . . . . . . . . . . . . .2
                 1.05 AUTHORIZED LEAVE OF ABSENCE . . . . . . . . .2
                 1.06 BEFORE-TAX CONTRIBUTIONS. . . . . . . . . . .3
                 1.07 BENEFICIARY . . . . . . . . . . . . . . . . .3
                 1.08 BOARD . . . . . . . . . . . . . . . . . . . .3
                 1.09 CODE. . . . . . . . . . . . . . . . . . . . .3
                 1.10 COMMITTEE . . . . . . . . . . . . . . . . . .3
                 1.11 COMPANY . . . . . . . . . . . . . . . . . . .3
                 1.12 COMPANY ACCOUNTS. . . . . . . . . . . . . . .3
                 1.13 COMPANY MATCHING CONTRIBUTIONS. . . . . . . .3
                 1.14 COMPANY PROFIT SHARING CONTRIBUTIONS. . . . .3
                 1.15 EFFECTIVE DATE. . . . . . . . . . . . . . . .4
                 1.16 EMPLOYER. . . . . . . . . . . . . . . . . . .4
                 1.17 ERISA . . . . . . . . . . . . . . . . . . . .4
                 1.18 FIDUCIARY . . . . . . . . . . . . . . . . . .4
                 1.19 FISCAL YEAR . . . . . . . . . . . . . . . . .4
                 1.20 GROUP . . . . . . . . . . . . . . . . . . . .4
                 1.21 HOUR OF SERVICE . . . . . . . . . . . . . . .4
                 1.22 INVESTMENT FUND . . . . . . . . . . . . . . .5
                 1.23 MAY PLAN. . . . . . . . . . . . . . . . . . .5
                 1.24 MEMBER. . . . . . . . . . . . . . . . . . . .5
                 1.25 MEMBER ACCOUNTS . . . . . . . . . . . . . . .5
                 1.26 MEMBER AFTER-TAX ACCOUNTS . . . . . . . . . .5
                 1.27 MEMBER BEFORE-TAX ACCOUNTS. . . . . . . . . .5
                 1.28 MEMBER CONTRIBUTIONS. . . . . . . . . . . . .5
                 1.29 MILITARY SERVICE. . . . . . . . . . . . . . .5
                 1.30 NET PROFITS . . . . . . . . . . . . . . . . .5
                 1.31 PAY . . . . . . . . . . . . . . . . . . . . .6
                 1.32 PLAN. . . . . . . . . . . . . . . . . . . . .6
                 1.33 PLAN YEAR . . . . . . . . . . . . . . . . . .6
                 1.34 PRIOR PLAN. . . . . . . . . . . . . . . . . .6
                 1.35 QUALIFIED DOMESTIC RELATIONS ORDER. . . . . .6
                 1.36 RETIREMENT. . . . . . . . . . . . . . . . . .6
                 1.37 SOCIAL SECURITY WAGE BASE . . . . . . . . . .7
                 1.38 TOTAL AND PERMANENT DISABILITY OR DISABILITY.7
                 1.39 TRANSFERRED ACCOUNTS. . . . . . . . . . . . .7

                 1.40 TRUST AGREEMENT . . . . . . . . . . . . . . .7
                 1.41 TRUST FUND. . . . . . . . . . . . . . . . . .7
                 1.42 TRUSTEE . . . . . . . . . . . . . . . . . . .7
                 1.43 UNIT. . . . . . . . . . . . . . . . . . . . .7
                 1.44 UNIT VALUE. . . . . . . . . . . . . . . . . .7
                 1.45 VALUATION DATE. . . . . . . . . . . . . . . .7
                 1.46 YEAR OF SERVICE . . . . . . . . . . . . . . .7
                 1.47 VESTING SERVICE . . . . . . . . . . . . . . .8

      SECTION 2  MEMBERSHIP . . . . . . . . . . . . . . . . . . . .9
                 2.01 CONDITIONS OF ELIGIBILITY.. . . . . . . . . .9
                 2.02 NO DUAL MEMBERSHIPS.. . . . . . . . . . . . 11
                 2.03 RE-EMPLOYMENT.. . . . . . . . . . . . . . . 11

      SECTION 3  COMPANY CONTRIBUTIONS  . . . . . . . . . . . . . 11
                 3.01 AMOUNT OF COMPANY PROFIT SHARING
                      CONTRIBUTION. . . . . . . . . . . . . . . . 11
                 3.02 AMOUNT OF COMPANY MATCHING CONTRIBUTION.. . 12
                 3.03 ALLOCATION OF COMPANY CONTRIBUTIONS.. . . . 12
                 3.04 PROFIT SHARING ALLOCATION FORMULA.. . . . . 12
                 3.05 INVESTMENT OF THE COMPANY CONTRIBUTION. . . 13
                 3.06 RETURN OF COMPANY CONTRIBUTIONS.. . . . . . 13

      SECTION 4  MEMBER CONTRIBUTIONS . . . . . . . . . . . . . . 14
                 4.01 PROCEDURE FOR MAKING CONTRIBUTIONS. . . . . 14
                 4.02 LIMITATIONS ON BEFORE-TAX CONTRIBUTIONS.. . 16
                 4.03 DISTRIBUTIONS OF EXCESS DEFERRALS.. . . . . 19
                 4.04 LIMITATIONS ON AFTER-TAX CONTRIBUTIONS. . . 20
                 4.05 LIMITATIONS ON COMPANY MATCHING
                      CONTRIBUTIONS.. . . . . . . . . . . . . . . 21
                 4.06 AGGREGATE LIMITATIONS.. . . . . . . . . . . 23

      SECTION 5  INVESTMENT PROVISIONS  . . . . . . . . . . . . . 25
                 5.01 INVESTMENT FUNDS. . . . . . . . . . . . . . 25
                 5.02 INVESTMENT DIRECTION. . . . . . . . . . . . 25

      SECTION 6  ACCOUNTS . . . . . . . . . . . . . . . . . . . . 26
                 6.01 MEMBER ACCOUNTS.. . . . . . . . . . . . . . 26
                 6.02 COMPANY ACCOUNTS. . . . . . . . . . . . . . 26
                 6.03 MAINTENANCE OF ACCOUNTS.. . . . . . . . . . 27
                 6.04 VALUATION OF ACCOUNTS.. . . . . . . . . . . 27
                 6.05 MEMBER STATEMENTS.. . . . . . . . . . . . . 27
                 6.06 SHARES OF THE MAY DEPARTMENT STORES COMPANY
                      ("MAY STOCK") IN THE MAY COMMON STOCK
                      FUND. . . . . . . . . . . . . . . . . . . . 27
                 6.07 SHARES OF THE COMPANY RECEIVED IN RESPECT
                      OF MAY STOCK  . . . . . . . . . . . . . . . 29

                 6.08 SHARES OF PAYLESS SHOESOURCE, INC.
                      ("PAYLESS STOCK") IN THE PAYLESS COMMON
                      STOCK FUND. . . . . . . . . . . . . . . . . 29
                 6.09 VESTING IN MEMBER AND COMPANY ACCOUNTS. . . 30

      SECTION 7  EXPENSES . . . . . . . . . . . . . . . . . . . . 33
                 7.01 ADMINISTRATIVE EXPENSES.. . . . . . . . . . 33

      SECTION 8  WITHDRAWALS DURING EMPLOYMENT  . . . . . . . . . 34
                 8.01 WITHDRAWALS PROHIBITED UNLESS SPECIFICALLY
                      AUTHORIZED. . . . . . . . . . . . . . . . . 34
                 8.02 AUTHORIZED WITHDRAWALS. . . . . . . . . . . 34

      SECTION 9  BENEFITS UPON RETIREMENT, DEATH, DISABILITY,
                 OR TERMINATION OF EMPLOYMENT . . . . . . . . . . 36
                 9.01 BENEFITS. . . . . . . . . . . . . . . . . . 36
                 9.02 BENEFICIARY.. . . . . . . . . . . . . . . . 36

      SECTION 10 PAYMENT OF BENEFITS  . . . . . . . . . . . . . . 37
                 10.01 TIME OF PAYMENT. . . . . . . . . . . . . . 37
                 10.02 FORM OF PAYMENT  . . . . . . . . . . . . . 38
                 10.03 INDIRECT PAYMENT OF BENEFITS . . . . . . . 38
                 10.04 INABILITY TO FIND MEMBER . . . . . . . . . 38
                 10.05 COMMENCEMENT OF BENEFIT DISTRIBUTION
                       TO MEMBER  . . . . . . . . . . . . . . . . 38
                 10.06 COMMENCEMENT OF BENEFIT DISTRIBUTION
                       TO BENEFICIARY . . . . . . . . . . . . . . 39
                 10.07 COMMENCEMENT OF BENEFIT DISTRIBUTION
                       TO ALTERNATE PAYEE . . . . . . . . . . . . 39

      SECTION 11 PERMITTED ROLLOVER OF PLAN DISTRIBUTIONS . . . . 40
                 11.01 ROLLOVER PERMITTED . . . . . . . . . . . . 40
                 11.02 DEFINITIONS  . . . . . . . . . . . . . . . 40

      SECTION 12 LIMIT ON CONTRIBUTIONS TO THE PLAN . . . . . . . 41
                 12.01 LIMIT ON CONTRIBUTIONS . . . . . . . . . . 41
                 12.02 SPECIAL DEFINITIONS  . . . . . . . . . . . 41
                 12.03 GENERAL  . . . . . . . . . . . . . . . . . 43
                 12.04 ADJUSTMENT FOR EXCESSIVE ANNUAL
                       ADDITIONS  . . . . . . . . . . . . . . . . 43
                 12.05 LIMITATION IMPOSED BY CODE SECTION
                       (401)(A)(17) . . . . . . . . . . . . . . . 44

       SECTION 13 ADMINISTRATION OF THE PLAN. . . . . . . . . . . 45
                 13.01 PLAN ADMINISTRATOR . . . . . . . . . . . . 45
                 13.02 DELEGATION OF AUTHORITY. . . . . . . . . . 45
                 13.03 COMMITTEE AND SUBCOMMITTEES. . . . . . . . 45
                 13.04 ACCOUNTS AND REPORTS . . . . . . . . . . . 47
                 13.05 NON-DISCRIMINATION . . . . . . . . . . . . 47


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
      SECTION 14 MANAGEMENT OF THE TRUST FUND . . . . . . . . . . 47
                 14.01     USE OF THE TRUST FUND. . . . . . . . . 47
                 14.02     TRUSTEES.. . . . . . . . . . . . . . . 47
                 14.03     INVESTMENTS AND REINVESTMENTS. . . . . 47

      SECTION 15 CERTAIN RIGHTS AND OBLIGATIONS OF EMPLOYERS
                 AND MEMBERS  . . . . . . . . . . . . . . . . . . 48
                 15.01     DISCLAIMER OF EMPLOYER LIABILITY.. . . 48
                 15.02     EMPLOYER-ASSOCIATE RELATIONSHIP. . . . 49
                 15.03     BINDING EFFECT . . . . . . . . . . . . 49
                 15.04     CORPORATE ACTION.. . . . . . . . . . . 49
                 15.05     CLAIM AND APPEAL PROCEDURE.. . . . . . 49

      SECTION 16 NON-ALIENATION OF BENEFITS . . . . . . . . . . . 50
                 16.01     PROVISIONS WITH RESPECT TO ASSIGNMENT
                           AND LEVY . . . . . . . . . . . . . . . 50
                 16.02     ALTERNATE APPLICATION. . . . . . . . . 50

      SECTION 17 AMENDMENTS . . . . . . . . . . . . . . . . . . . 50
                 17.01     COMPANY'S RIGHTS.. . . . . . . . . . . 50
                 17.02     PROCEDURE TO AMEND.. . . . . . . . . . 51
                 17.03     PROVISION AGAINST DIVERSION. . . . . . 51

      SECTION 18 TERMINATION  . . . . . . . . . . . . . . . . . . 51
                 18.01     RIGHT TO TERMINATE.. . . . . . . . . . 51
                 18.02     WITHDRAWAL OF AN EMPLOYER. . . . . . . 51
                 18.03     DISTRIBUTION IN EVENT OF TERMINATION
                           OF TRUST . . . . . . . . . . . . . . . 51
                 18.04     ADMINISTRATION IN EVENT OF CONTINUANCE
                           OF TRUST . . . . . . . . . . . . . . . 52
                 18.05     MERGER, CONSOLIDATION OR TRANSFER. . . 52

      SECTION 19 CONSTRUCTION . . . . . . . . . . . . . . . . . . 52
                 19.01     APPLICABLE LAW.. . . . . . . . . . . . 52
                 19.02     GENDER AND NUMBER. . . . . . . . . . . 52

      SECTION 20 TOP-HEAVY REQUIREMENTS . . . . . . . . . . . . . 52
                 20.01     GENERALLY. . . . . . . . . . . . . . . 52
                 20.02     VESTING. . . . . . . . . . . . . . . . 52
                 20.03     MINIMUM ALLOCATIONS. . . . . . . . . . 53
                 20.04     PARTICIPANTS UNDER DEFINED BENEFIT
                           PLANS. . . . . . . . . . . . . . . . . 53
                 20.05     SUPER TOP-HEAVY PLANS. . . . . . . . . 53
                 20.06     DETERMINATION OF TOP HEAVINESS.. . . . 54
                 20.07     DETERMINATION OF SUPER TOP HEAVINESS.. 54
                 20.08     CALCULATION OF TOP-HEAVY RATIOS. . . . 54
                 20.09     CUMULATIVE ACCOUNTS AND CUMULATIVE
                           ACCRUED BENEFITS . . . . . . . . . . . 54
                 20.10     OTHER DEFINITIONS. . . . . . . . . . . 56


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